Filed Pursuant to Rule 497(c)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 (800) 647-7327


SSgA Funds is a registered, open-end management investment company with multiple portfolios, each of which is commonly referred to as a mutual fund. The Funds' shares are offered without sales commissions. However, the Funds pay certain distribution expenses under the Rule 12b-1 plan. This Prospectus describes and offers shares of beneficial interest in the Funds listed below:



 Money Market               Growth and Income                      Emerging Markets

 Yield Plus                 S&P 500 Index                          Active International

 Intermediate               Matrix Equity                          International Growth Opportunities

 Bond Market                Small Cap (Closed to new investors)    Life Solutions Income and Growth

 High Yield Bond            Special Equity                         Life Solutions Balanced
                            Tuckerman Active REIT                  Life Solutions Growth
                            Aggressive Equity



Each Life Solutions Fund attempts to meet its investment objective by investing in a different combination of the Investment Company's portfolios (the "Underlying Funds"). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds. The Investment Company believes that these combinations offer varying degrees of potential risk and reward.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT A MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the SSgA Funds has been filed with the Securities and Exchange Commission ("SEC") in Statements of Additional Information ("SAI") dated December 29, 1998. The SAI is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327. The SEC also maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the SSgA Funds. You may also access the SSgA Funds' website at www.ssgafunds.com

Investment Advisor, Custodian and      Distributor:                     Administrator:
Transfer Agent:
State Street Bank and Trust Company    Russell Fund Distributors,       Frank Russell Investment
225 Franklin Street                    Inc.                             Management Company
Boston, Massachusetts 02110            One International Place          909 A Street
                                       Boston, Massachusetts  02110     Tacoma, Washington  98402



                       PROSPECTUS DATED DECEMBER 29, 1998
                    (AS SUPPLEMENTED THROUGH APRIL 23, 1999)

                                            TABLE OF CONTENTS


HIGHLIGHTS ............................................................................................  4

INVESTMENT OBJECTIVES .................................................................................  5

FUND OPERATING EXPENSES ...............................................................................  6

   SSGA MONEY MARKET FUND .............................................................................  6
   SSGA YIELD PLUS FUND ...............................................................................  7
   SSGA INTERMEDIATE FUND .............................................................................  8
   SSGA BOND MARKET FUND ..............................................................................  9
   SSGA HIGH YIELD BOND FUND .......................................................................... 10
   SSGA GROWTH AND INCOME FUND ........................................................................ 11
   SSGA S&P 500 INDEX FUND ............................................................................ 12
   SSGA MATRIX EQUITY FUND ............................................................................ 13
   SSGA SMALL CAP FUND ................................................................................ 14
   SSGA SPECIAL EQUITY FUND ........................................................................... 15
   SSGA TUCKERMAN ACTIVE REIT FUND .................................................................... 16
   SSGA AGGRESSIVE EQUITY FUND ........................................................................ 17
   SSGA EMERGING MARKETS FUND ......................................................................... 18
   SSGA ACTIVE INTERNATIONAL FUND ..................................................................... 19
   SSGA INTERNATIONAL GROWTH OPPORTUNITIES FUND ....................................................... 20
   SSGA LIFE SOLUTIONS INCOME AND GROWTH FUND ......................................................... 21
   SSGA LIFE SOLUTIONS BALANCED FUND .................................................................. 21
   SSGA LIFE SOLUTIONS GROWTH FUND .................................................................... 21

FINANCIAL HIGHLIGHTS................................................................................... 24

   SSGA MONEY MARKET FUND.............................................................................. 24
   SSGA YIELD PLUS FUND................................................................................ 26
   SSGA INTERMEDIATE FUND.............................................................................. 27
   SSGA BOND MARKET FUND............................................................................... 28
   SSGA HIGH YIELD BOND FUND........................................................................... 29
   SSGA GROWTH AND INCOME FUND......................................................................... 30
   SSGA S&P 500 INDEX FUND............................................................................. 31
   SSGA MATRIX EQUITY FUND............................................................................. 32
   SSGA SMALL CAP FUND................................................................................. 33
   SSGA SPECIAL EQUITY FUND............................................................................ 34
   SSGA TUCKERMAN ACTIVE REIT FUND..................................................................... 35
   SSGA EMERGING MARKETS FUND.......................................................................... 36
   SSGA ACTIVE INTERNATIONAL FUND...................................................................... 37
   SSGA INTERNATIONAL GROWTH OPPORTUNITIES FUND........................................................ 38
   SSGA LIFE SOLUTIONS INCOME AND GROWTH FUND.......................................................... 39
   SSGA LIFE SOLUTIONS BALANCED FUND................................................................... 40
   SSGA LIFE SOLUTIONS GROWTH FUND..................................................................... 41

SSgA FUNDS............................................................................................. 42

MANNER OF OFFERING..................................................................................... 42

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS....................................................... 43

   INVESTMENT OBJECTIVES AND POLICIES (ALL FUNDS EXCEPT LIFE SOLUTIONS FUNDS).......................... 43
     Investment Objectives and Asset Allocation of the SSgA Life Solutions Funds....................... 48
     Investment Restrictions........................................................................... 50


                                      -3-

RISK FACTORS........................................................................................... 58

   LIFE SOLUTIONS FUNDS: SPECIAL RISK FACTORS.......................................................... 60

PORTFOLIO MATURITY AND TURNOVER........................................................................ 60

DIVIDENDS AND DISTRIBUTIONS............................................................................ 62

TAXES.................................................................................................. 63

VALUATION OF FUND SHARES............................................................................... 64

PURCHASE OF FUND SHARES................................................................................ 65

REDEMPTION OF FUND SHARES.............................................................................. 67

GENERAL MANAGEMENT..................................................................................... 70

   PORTFOLIO MANAGEMENT................................................................................ 72

FUND EXPENSES.......................................................................................... 75

PERFORMANCE CALCULATIONS............................................................................... 75

   YIELD............................................................................................... 75
   TOTAL RETURN........................................................................................ 76

ADDITIONAL INFORMATION................................................................................. 76

INFORMATION REGARDING STANDARD & POOR'S CORPORATION.................................................... 78

                                   HIGHLIGHTS

Fund Operating Expenses summarize the fees paid by shareholders in each Fund and the effect of these fees on a $1,000 investment. Pages 7 through 23.

Financial Highlights tables include selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. Pages 24 through 41.

Per Share Income and Capital Changes summarize significant financial information of each Fund from the commencement of operations through the period shown. Pages 24 through 41.

Eligible Investors are principally those US or foreign institutional and retail investors which invest for their own accounts or in a fiduciary or agency capacity. The minimum initial investment is $1,000 (except IRA accounts, which is $250 and the S&P 500 Index Fund, which is $10,000), minimum subsequent investments are $100, and the minimum account size is $1,000 for all Funds except the S&P 500 Index Fund, which is $10,000. Page 65.

Investment Objectives, Policies and Restrictions describe how what each Fund attempts to achieve, what methods will be used to accomplish its objective, and the restrictions imposed on various types of investment. Pages 43 through 58.

Risk Factors apply to each Fund. There are investment risks in using futures contracts and options as a hedging technique. Investments in foreign securities, foreign currency and emerging markets countries also pose special risk that investors should be aware of. Page 58.

Dividends and Distributions will be reinvested in additional shares unless a shareholder elects to receive them in cash. Dividends from net investment income and net short-term capital gains are declared and paid according to a schedule set forth in this section. Distributions from net realized short- and long-term capital gains (if any) are declared at least annually. Page 62.

Taxes on the Funds should be none. Taxable US shareholders of the Funds will be subject to federal taxes on dividends and capital gains distributions, and may be subject to state or local taxes. Page 63.

Valuation of Fund Shares occurs once a day for the Money Market Fund as of the close of the New York Stock Exchange on the basis of fair market value on days that the Exchange or Boston Federal Reserve are open for business. The Money Market Fund uses the amortized cost pricing method to attempt to maintain a stable $1.00 per share net asset value. All other Funds value shares on each business day at the close of business of the New York Stock Exchange on the basis of fair market value. Page 64.

Purchase of Fund Shares includes no sales commission. The purchase price is the next computed net asset value. Shares are offered and orders to purchase are accepted on each business day. However, certain distribution expenses may be reimbursed to Russell Fund Distributors, Inc., the Funds' distributor, under an existing 12b-1 plan. Page 65.

Redemption of Fund Shares may be requested on any business day. There is no redemption charge. The redemption price is the next computed net asset value. The Funds reserve the right to redeem in kind any redemption request of more than $250,000 for each Fund. Page 67.

General Management is provided by Frank Russell Investment Management Company, as the administrator, which is responsible for supervising the Funds' operations; State Street Bank and Trust Company provides investment advisory services. Page 70.

Fund Expenses are borne by each Fund, with the primary expense being an investment advisory fee paid to the Advisor. Page 73.

Additional Information is also included in this Prospectus concerning the custodian, transfer agent and independent accountants; and organization, capitalization and voting. Page 75.

                              INVESTMENT OBJECTIVES

Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

The Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

The Yield Plus Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The Intermediate Fund seeks a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

The Bond Market Fund seeks to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index.

The High Yield Bond Fund seeks to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond Index.

The Growth and Income Fund seeks long-term capital growth, current income and growth of income primarily through investments in equity securities.

The S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.

The Matrix Equity Fund seeks to provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

The Small Cap Fund seeks to maximize total return through investment in equity securities; at least 65% of total assets will be invested in securities issued by smaller capitalized issuers.

The Special Equity Fund seeks to maximize total return through investment in mid- and small capitalization US equity securities.


The Tuckerman Active REIT Fund seeks to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.


The Aggressive Equity Fund seeks to maximize total return through investing in US equity securities that are under valued relative to their growth potential as measured by SSgA's proprietary models.

The Active International Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

The Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

The International Growth Opportunities Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

The Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.

The Life Solutions Balanced Fund seeks a balance of growth of capital and income.

The Life Solutions Growth Fund seeks long-term growth of capital.

                             FUND OPERATING EXPENSES


SSGA MONEY MARKET FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


     Shareholder Transaction Expenses:

      Sales Load Imposed on Purchases                                 None

      Sales Load Imposed on Reinvested Dividends                      None

      Deferred Sales Load                                             None

      Redemption Fees                                                 None

      Exchange Fee                                                    None


     Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees                                                       .25%

      Fees for 12b-1 Distribution and Shareholder Servicing1              .09

      Other Expenses                                                      .07
                                                                          ---
      Total Operating Expenses(2)                                         .41%
                                                                          ===


     Examples:                                        1 year    3 years    5 years    10 years

     You would pay the following expenses on a          $4       $13        $23        $52
     $1,000 investment, assuming: (i) 5% annual         ===      ===        ===        ===
     return; and (ii) redemption at the end of each
     time period:

-----------------------
(1) The ratio includes .05% for 12b-1 Distribution and .04% for 12b-1 Shareholder Servicing Fees.

(2) Investors purchasing Fund shares through a financial intermeditary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             FUND OPERATING EXPENSES

SSGA YIELD PLUS FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


     Shareholder Transaction Expenses:

      Sales Load Imposed on Purchases                              None

      Sales Load Imposed on Reinvested Dividends                   None

      Deferred Sales Load                                          None

      Redemption Fees                                              None

      Exchange Fee                                                 None


     Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees                                                    .25%

      Fees for 12b-1 Distribution and Shareholder Servicing(1)         .08

      Other Expenses                                                   .08
                                                                       ---

      Total Operating Expense(2)                                      .41%
                                                                       ===


     Examples:                                     1 year   3 years    5 years    10 years

     You would pay the following expenses on a        $4      $13        $23        $52
     $1,000 investment, assuming: (i) 5% annual       ==      ===        ===        ===
     return; and (ii) redemption at the end of
     each time period:

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


---------------------
(1) The ratio includes .04% for 12b-1 Distribution and .04% for 12b-1 Shareholder Servicing Fees.

(2) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                 FUND OPERATING EXPENSES AFTER FEE REIMBURSEMENT

SSGA INTERMEDIATE FUND


The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


     Shareholder Transaction Expenses:

      Sales Load Imposed on Purchases                                      None

      Sales Load Imposed on Reinvested Dividends                           None

      Deferred Sales Load                                                  None

      Redemption Fees                                                      None

      Exchange Fee                                                         None


     Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees (After Fee Reimbursement)(1)                               .27%

      Fees for 12b-1 Distribution and Shareholder Servicing(1,2)               .09

      Other Expenses1                                                          .24
                                                                               ---

      Total Operating Expenses (After Fee Reimbursement)(1,3)                  .60%
                                                                               ====


     Examples:                                       1 year    3 years    5 years    10 years

     You would pay the following expenses on a
     $1,000 investment, assuming:  (i) 5% annual       $ 6       $19        $33        $75
     return; and (ii) redemption at the end of         ===       ===        ===        ===
     each time period:


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


-------------------------
(1) The advisor has agreed to reimburse the Fund for all expenses in excess of .60% of average daily net assets on an annual basis. The gross annual Advisory fee expense before reimbursement would be .80% of average daily net assets. The total operating expense of the Fund absent reimbursement would be 1.13% of average daily net assets on an annual basis. The reimbursement will continue until such time as the Board of Trustees of the Fund agrees to its modification or elimination but will remain in effect for the current fiscal year.

(2) The ratio includes .03% for 12b-1 Distribution and .06% for 12b-1 Shareholder Servicing Fees.

(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                 FUND OPERATING EXPENSES AFTER FEE REIMBURSEMENT

SSGA BOND MARKET FUND


The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


     Shareholder Transaction Expenses:

      Sales Load Imposed on Purchases                                 None

      Sales Load Imposed on Reinvested Dividends                      None

      Deferred Sales Load                                             None

      Redemption Fees                                                 None

      Exchange Fee                                                    None


     Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees (After Fee Reimbursement)(1)                          .28%

      Fees for 12b-1 Distribution and Shareholder Servicing(1,2)          .05

      Other Expenses(1)                                                   .17
                                                                          ---

      Total Operating Expense (After Fee Reimbursement)(1,3)              .50%
                                                                          ====


     Examples:                                      1 year    3 years    5 years    10 years

     You would pay the following expenses on a         $5       $16        $28        $63
     $1,000 investment, assuming: (i) 5% annual        ==       ===        ===        ===
     return; and (ii) redemption at the end of
     each time period:


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


-----------------------------
(1) The Advisor has agreed to reimburse the Fund for all expenses in excess of .50% of average daily net assets on an annual basis. The gross annual Advisory fee expense before reimbursement would be .30% of average daily net assets. The total operating expense of the Fund absent reimbursement would be .52% of average daily net assets on an annual basis. The reimbursement agreement will remain in effect for the current fiscal year.

(2) The ratio includes .03% for 12b-1 Distribution and .02% for 12b-1 Shareholder Servicing Fees

(3) The expense information the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged. These fees would be in addition to any amounts received by the financial intermediary under its Shareholder Servicing Agreement with the Investment Company or Distributor. The Agreement requires each financial intermediary to disclose to its clients any compensation payable to it by the Investment Company or Distributor and any other compensation payable by the client for various services provided in connection with their accounts.

                 FUND OPERATING EXPENSES AFTER FEE REIMBURSEMENT

SSGA HIGH YIELD BOND FUND


The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


     Shareholder Transaction Expenses:

      Sales Load Imposed on Purchases                                 None

      Sales Load Imposed on Reinvested Dividends                      None

      Deferred Sales Load                                             None

      Redemption Fees                                                 None

      Exchange Fee                                                    None


     Annual Fund Operating Expenses: (as a percentage of average daily net assets)

     Advisory Fees (After Fee Reimbursement)11                           .00%
     Fees for 12b-1 Distribution and Shareholder Servicing1, 12          .06
     Other Expenses1                                                     .59
                                                                         ---

     Total Operating Expenses (After Fee Reimbursement)1, 13             .65%
                                                                         ====


     Examples:                                                       1 year          3 years

     You would pay the following expenses on a $1,000 investment,       $7             $21
     assuming: (i) 5% annual return; and (ii) redemption at the         ==             ===
     end of each time period:


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


----------------------
(1) The Advisor has agreed to reimburse the Fund for all expenses in excess of .65% of average daily net assets on an annual basis. The total operating expense of the Fund absent reimbursement would be 1.66% of average daily net assets on an annual basis. The reimbursement agreement will remain in effect for the current fiscal year. The gross annual Advisory fee expense before reimbursement would be .30% of average daily net assets.

(2) The ratio includes .03% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                 FUND OPERATING EXPENSES AFTER FEE REIMBURSEMENT

SSGA GROWTH AND INCOME FUND


The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


      Shareholder Transaction Expenses:

      Sales Load Imposed on Purchases                                 None

      Sales Load Imposed on Reinvested Dividends                      None

      Deferred Sales Load                                             None

      Redemption Fees                                                 None

      Exchange Fee                                                    None


      Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees (After Fee Reimbursement)(1)                          .81%

      Fees for 12b-1 Distribution and Shareholder Servicing(1,2)          .12

      Other Expenses(1)                                                   .17
                                                                          ---

      Total Operating Expenses (After Fee Reimbursement)1, 16            1.10%
                                                                         =====


     Examples:                                       1 year    3 years    5 years    10 years

     You would pay the following expenses on a         $11       $35        $61       $134
     $1,000 investment, assuming: (i) 5% annual        ===       ===        ===       ====
     return; and (ii) redemption at the end of
     each time period:


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


-----------------------
(1) The Advisor has agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. The total operating expenses of the Fund absent reimbursement would be 1.14% of average daily net assets on an annual basis. This reimbursement will continue until such time as the Board of Trustees agrees to its modification or elimination but will remain in effect for the current fiscal year. The gross annual Advisory fee expense before reimbursement would be .85% of average daily net assets.

(2) The ratio includes .05% for 12b-1 Distribution and .07% for 12b-1 Shareholder Servicing Fees

(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                    FUND OPERATING EXPENSES AFTER FEE WAIVER

SSGA S&P 500 INDEX FUND


The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


      Shareholder Transaction Expenses:

      Sales Load Imposed on Purchases                                 None

      Sales Load Imposed on Reinvested Dividends                      None

      Deferred Sales Load                                             None

      Redemption Fees                                                 None

      Exchange Fee                                                    None

      Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees (After Fee Waiver)(1)                                 .01%

      Fees for 12b-1 Distribution and Shareholder Servicing(1,2)          .08

      Other Expenses(1)                                                   .09
                                                                          ---

      Total Operating Expenses (After Fee Waiver)(1,3)                    .18%
                                                                          ====


     Examples:                                       1 year    3 years    5 years    10 years

     You would pay the following expenses on a         $2       $ 6        $10        $23
     $1,000 investment, assuming: (i) 5% annual        ==       ===        ===        ===
     return; and (ii) redemption at the end of
     each time period:


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


------------------------
(1) The Advisor voluntarily agrees to waive up to the full amount of its Advisory fee of .10% of average daily net assets to the extent that total expenses exceed .18% of average daily net assets on an annual basis. The total operating expenses of the Fund absent the fee waiver would be .27% of average daily net assets on an annual basis. The gross annual Advisory expense before the fee waiver would be .10% of average daily net assets. The Advisory fee waiver agreement will remain in effect for the current fiscal year.

(2) The ratio includes .04% for 12b-1 Distribution and .04% for 12b-1 Shareholder Servicing Fees

(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                    FUND OPERATING EXPENSES AFTER FEE WAIVER

SSGA MATRIX EQUITY FUND


The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


      Shareholder Transaction Expenses:

      Sales Load Imposed on Purchases                                 None

      Sales Load Imposed on Reinvested Dividends                      None

      Deferred Sales Load                                             None

      Redemption Fees                                                 None

      Exchange Fee                                                    None


      Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees (After Fee Waiver)(1)                                 .63%

      Fees for 12b-1 Distribution and Shareholder Servicing(1,2)          .13

      Other Expenses(1)                                                   .09
                                                                          ---

      Total Operating Expenses (After Fee Waiver)1, 22                    .85%
                                                                           ===


     Examples:                                     1 year    3 years    5 years    10 years

     You would pay the following expenses on a        $9       $27        $47       $105
     $1,000 investment, assuming: (i) 5% annual       ==       ===        ===       ====
     return; and (ii) redemption at the end of
     each time period:


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


----------------------
(1) The Advisor has voluntarily agreed to waive .125% of its advisory fee. The gross annual Advisory expense before the waiver would be .75% of average daily net assets. The total operating expense of the Fund absent the fee waiver would be .98% of average daily net assets on an annual basis. The Advisory fee waiver agreement will remain in effect for the current fiscal year.

(2) The ratio includes .04% for 12b-1 Distribution and .09% for 12b-1 Shareholder Servicing Fees

(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                             FUND OPERATING EXPENSES

SSGA SMALL CAP FUND


The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


      Shareholder Transaction Expenses:

      Sales Load Imposed on Purchases                                 None

      Sales Load Imposed on Reinvested Dividends                      None

      Deferred Sales Load                                             None

      Redemption Fees                                                 None

      Exchange Fee                                                    None

      Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees                                                       .75%

      Fees for 12b-1 Distribution and Shareholder Servicing23             .16

      Other Expenses                                                      .13
                                                                          ---

      Total Operating Expenses24                                         1.04%


     Examples:                                        1 year    3 years    5 years    10 years

     You would pay the following expenses on a          $11       $33        $57       $127
     $1,000 investment, assuming: (i) 5% annual         ===       ===        ===       ====
     return; and (ii) redemption at the end of each
     time period:


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


-------------------------
(1) The ratio includes .07% for 12b-1 Distribution and .09% for 12b-1 Shareholder Servicing Fees

(2) The expense information has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                 FUND OPERATING EXPENSES AFTER FEE REIMBURSEMENT


SSGA SPECIAL EQUITY FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


      Shareholder Transaction Expenses:

      Sales Load Imposed on Purchases                              None

      Sales Load Imposed on Reinvested Dividends                   None

      Deferred Sales Load                                          None

      Redemption Fees                                              None

      Exchange Fee                                                 None


      Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees (After Fee Reimbursement)(1)                       .30%

      Fees for 12b-1 Distribution and Shareholder Servicing(1,2)       .05

      Other Expenses(1)                                                .75

      Total Operating Expenses (After Fee Reimbursement)(1,3)         1.10%
                                                                      =====


      Examples:                                       1 year      3 years

      You would pay the following expenses on a        $11         $35
      $1,000 investment, assuming: (i) 5% annual       ===         ===
      return; and (ii) redemption at the end of
      each time period:


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


--------------------
(1) The Advisor has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. The total operating expenses of the Fund absent reimbursement would be 1.55% of average daily net assets on an annual basis. This agreement will remain in effect for the current fiscal year. The gross annual Advisory expenses before reimbursement would be .75% of average daily net assets.

(2) The ratio includes .02% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                    FUND OPERATING EXPENSES AFTER FEE WAIVER


SSGA TUCKERMAN ACTIVE REIT FUND



The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


      Shareholder Transaction Expenses:

      Sales Load Imposed on Purchases                                 None

      Sales Load Imposed on Reinvested Dividends                      None

      Deferred Sales Load                                             None

      Redemption Fees                                                 None

      Exchange Fee                                                    None


      Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees (After Fee Waiver)(1)                                 .27%

      Fees for 12b-1 Distribution and Shareholder Servicing(1,2)          .06

      Other Expenses(1)                                                   .67
                                                                          ---
      Total Operating Expenses (After Fee Waiver)(1,3)                   1.00%
                                                                         =====


      Examples:                                      1 year    3 years
      You would pay the following expenses on a        $10       $32
      $1,000 investment, assuming: (i) 5% annual       ===       ===
      return; and (ii) redemption at the end of
      each time period:


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


-----------------------
(1) The Advisor voluntarily agrees to waive up to the full amount of its Advisory fee of .65% to the extent that total expenses exceed 1.00% on an annual basis. The total operating expenses of the Fund absent fee waiver would be 1.38% of average daily net assets on an annual basis. The Advisory fee waiver will be in effect for the current fiscal year.

(2) The ratio includes .03% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                 FUND OPERATING EXPENSES AFTER FEE REIMBURSEMENT


SSGA AGGRESSIVE EQUITY FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


      Shareholder Transaction Expenses:
      Sales Load Imposed on Purchases                              None

      Sales Load Imposed on Reinvested Dividends                   None

      Deferred Sales Load                                          None

      Redemption Fees                                              None

      Exchange Fee                                                 None


      Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees (After Fee Reimbursement)31                        .57%

        12b-1 Distribution and Shareholder Servicing Fees1, 32         .07
      Other Expenses1
                                                                       .46
                                                                       ---
      Total Operating Expenses (After Fee Reimbursement)(1,3)         1.10%


     Examples:                                    1 year     3 years

     You would pay the following expenses on a      $11        $35
     $1,000 investment, assuming:  (i) 5%           ===        ===
     annual return; and (ii) redemption at the
     end of each time period:


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


-----------------------
(1) The Advisor has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. The total operating expenses of the Fund absent reimbursement would be 1.28% of average daily net assets on an annual basis. This agreement will remain in effect for the current fiscal year. The gross annual Advisory expenses before reimbursement would be .75% of average daily net assets.

(2) The Fund's Rule 12b-1 Plan permits charges of up to .25% of the average daily value of net assets on an annual basis. Shareholder servicing payments shall not exceed .20% of the average daily value of net assets on an annual basis. Currently, the ratio includes .04% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                 FUND OPERATING EXPENSES AFTER FEE REIMBURSEMENT

SSGA EMERGING MARKETS FUND


The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


      Shareholder Transaction Expenses:
      Sales Load Imposed on Purchases                                 None

      Sales Load Imposed on Reinvested Dividends                      None

      Deferred Sales Load                                             None

      Redemption Fees                                                 None

      Exchange Fee                                                    None


      Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees (After Fee Reimbursement)(1)                          .62%

      Fees for 12b-1 Distribution and Shareholder Servicing(1,2)          .12

      Other Expenses(1)                                                   .51
                                                                          ---
      Total Operating Expenses (After Fee Reimbursement)1, 36            1.25%
                                                                         =====


     Examples:                                     1 year    3 years    5 years    10 years

     You would pay the following expenses on a       $13       $40        $69        $151
     $1,000 investment, assuming:  (i) 5% annual     ===       ===        ===        ====
     return; and (ii) redemption at the end of
     each time period:


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


---------------------
(1) The Advisor has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis. The gross annual Advisory fee expense before reimbursement would be .75% of average daily net assets. The total operating expenses of the Fund absent reimbursement would be 1.38% of average daily net assets on an annual basis. This agreement will remain in effect for the current fiscal year.

(2) The ratio includes .09% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                    FUND OPERATING EXPENSES AFTER FEE WAIVER


SSGA ACTIVE INTERNATIONAL FUND


The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


      Shareholder Transaction Expenses:

      Sales Load Imposed on Purchases                                 None

      Sales Load Imposed on Reinvested Dividends                      None

      Deferred Sales Load                                             None

      Redemption Fees                                                 None

      Exchange Fee                                                    None


      Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees (After Fee Waiver)(1)                                 .46%

      Fees for 12b-1 Distribution and Shareholder Servicing(1,2)          .07

      Other Expenses(1)                                                   .47

      Total Operating Expenses (After Fee Waiver)1, 39                   1.00%
                                                                         =====


     Examples:                                       1 year    3 years    5 years    10 years

     You would pay the following expenses on a         $10       $32        $55       $122
     $1,000 investment, assuming:  (i) 5% annual       ===       ===        ===       ====
     return; and (ii) redemption at the end of
     each time period:


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


------------------------
(1) The Advisor voluntarily agrees to waive up to the full amount of its Advisory fee of .75% of average daily net assets to the extent that total expenses exceed 1.00% on an annual basis. The total operating expenses of the Fund absent the fee waiver would be 1.29% of average daily net assets on an annual basis. This agreement will remain in effect for the current fiscal year.

(2) The ratio includes .04% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees

(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                 FUND OPERATING EXPENSES AFTER FEE REIMBURSEMENT


SSGA INTERNATIONAL GROWTH OPPORTUNITIES FUND


The following table is intended to assist the investor in understanding the various costs and expenses that an investor in shares of the Fund will incur directly or indirectly. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


      Shareholder Transaction Expenses:

      Sales Load Imposed on Purchases                              None

      Sales Load Imposed on Reinvested Dividends                   None

      Deferred Sales Load                                          None

      Redemption Fees                                              None

      Exchange Fee                                                 None

      Annual Fund Operating Expenses: (as a percentage of average daily net assets)

      Advisory Fees (After Fee Reimbursement)(1)                       .19%

      Fees for 12b-1 Distribution and Shareholder Servicing(1,2)       .05

      Other Expenses(1)                                                .86

      Total Operating Expenses (After Fee Reimbursement)(1,3)         1.10%
                                                                      ====

     Examples:                                       1 year    3 years

     You would pay the following expenses on a         $10       $32
     $1,000 investment, assuming:  (i) 5% annual       ===       ===
     return; and (ii) redemption at the end of
     each time period:


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


--------------------
(1) The Advisor has agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. The total operating expenses of the Fund absent reimbursement would be 1.66% of average daily net assets on an annual basis. The reimbursement agreement will remain in effect for the current fiscal year. The gross annual Advisory fee expense before reimbursement would be .75% of average daily net assets.

(2) The ratio includes .02% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                 FUND OPERATING EXPENSES AFTER FEE REIMBURSEMENT


SSGA LIFE SOLUTIONS INCOME AND GROWTH FUND

SSGA LIFE SOLUTIONS BALANCED FUND

SSGA LIFE SOLUTIONS GROWTH FUND


The following expense table lists the various costs and expenses that an investor in the Life Solutions Funds will incur directly or indirectly. In addition to the expenses identified below, each Life Solutions Fund will indirectly bear its pro rata share of the expense of the Underlying Funds in which the Life Solutions Fund invests. The amounts shown are based on estimates of each Life Solutions Fund's operating expenses for its first full year of operation. THE EXAMPLES SHOULD NOT BE CONSIDERED A STATEMENT OF ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."


Shareholder Transaction Expenses:                             Income and     Balanced     Growth
                                                              Growth
 Sales Charge Imposed on Purchases                             None           None         None

 Sales Charge Imposed on Reinvested Dividends                  None           None         None

 Deferred Sales Charge                                         None           None         None

 Redemption Fees                                               None           None         None

 Exchange Fee                                                  None           None         None


 Annual Life Solutions Fund Operating Expenses: (as a percentage of average daily net assets)

 Advisory Fees                                                 None           None         None

 Fees for 12b-1 Distribution and Shareholder Servicing(1,2)        .15%           .15%         .15%

 Other Expenses (After Fee Reimbursement)(2)                       .30            .21          .26


 Total Operating Expenses (After Fee Reimbursement)(1,3)           .45%           .36%         .41%
                                                                   ====           ====         ====


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


------------------------
(1) The Advisor has voluntarily agreed to reimburse Life Solutions Funds' expenses (except for 12b-1 expenses) at .30%. The Other Expenses and Total Operating Expenses of the Life Solutions Income and Growth, Balanced and Growth Funds absent the reimbursement would be .57%, .21%, and .26%; and .72%, .36% and .41%, respectively, of average daily net assets on an annual basis. The fee reimbursement agreement will remain in effect for the current fiscal year.

(2) The ratio includes .02% for 12b-1 Distribution and .13% for 12b-1 Shareholder Servicing Fees

(3) Investors purchasing Life Solutions Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

While the Life Solutions Funds are expected to operate at a .30% expense level after payment of 12b-1 fees, shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. The following table provides the expense ratios for each of the Underlying Funds in which the Life Solutions Funds may invest (based on information as of August 31, 1998). Where applicable, expense ratios are restated to reflect current fees and give effect to all waiver and reimbursement arrangements. As explained in this Prospectus, each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds.



     --------------------------------------------------------------------------------------------
     Underlying Fund                          Expense Ratio Before and After Fee Waivers and/or
                                              Expense Reimbursements (%)
     ----------------------------------------------------------------------- --------------------
                                              Before                          After
     --------------------------------------------------------------------------------------------
      S&P 500 Index                               .27                             .18
     --------------------------------------------------------------------------------------------
      Matrix Equity                               .98                             .85
     --------------------------------------------------------------------------------------------
      Small Cap                                  1.04                            1.04
     --------------------------------------------------------------------------------------------
      Special Equity                             1.55                            1.10
     --------------------------------------------------------------------------------------------
      Active REIT                                1.38                            1.00
     --------------------------------------------------------------------------------------------
      Aggressive Equity Fund                     1.28                            1.10
     --------------------------------------------------------------------------------------------
      Growth and Income                          1.14                            1.10
     --------------------------------------------------------------------------------------------
      Active International                       1.29                            1.00
     --------------------------------------------------------------------------------------------
      Emerging Markets                           1.38                            1.25
     --------------------------------------------------------------------------------------------
      International Growth Opportunities         1.66                            1.10
     --------------------------------------------------------------------------------------------
      Bond Market                                0.52                            0.50
     --------------------------------------------------------------------------------------------
      Intermediate                               1.13                            0.60
     --------------------------------------------------------------------------------------------
      High Yield Bond                            1.66                            0.65
     --------------------------------------------------------------------------------------------
      Yield Plus                                 0.41                            0.41
     --------------------------------------------------------------------------------------------
      Money Market                               0.41                            0.41
     --------------------------------------------------------------------------------------------
      US Gov't Money Market                      0.42                            0.42
     --------------------------------------------------------------------------------------------



Each Life Solutions Fund will indirectly bear the expenses of its shares of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the indirect expense ratio (before and after fee waivers and or expense reimbursements) of each Life Solutions Fund:



     --------------------------------------------------------------------------------------------
     Life Solutions Fund                      Average Indirect Expense Ratios Before and After
                                              Fee Waiver and/or Expense Reimbursement (%)
     --------------------------------------------------------------------------------------------
                                              Before                          After
     --------------------------------------------------------------------------------------------
      Income and Growth Fund                     0.73                            0.57
     --------------------------------------------------------------------------------------------
      Balanced Fund                              0.82                            0.64
     --------------------------------------------------------------------------------------------
      Growth Fund                                0.87                            0.68
     --------------------------------------------------------------------------------------------



----------------------
(1) Information about the SSgA US Government Money Market Fund is contained in its prospectus, which may be obtained by calling (800) 647-7327.

Examples:

Using the above indirect and direct expense ratios for the Life Solutions Funds, you would pay the following expenses on a $1,000 investment, assuming: (i) 5% annual return; and (ii) redemption at the end of each time period:


     -----------------------------------------------------------------------------------------
                                                   1 year    3 years    5 years    10 years
     -----------------------------------------------------------------------------------------
      Life Solutions Income and Growth Fund          $10       $32        $56        $125
                                                     ===       ===        ===        ====
     -----------------------------------------------------------------------------------------
      Life Solutions Balanced Fund                    10        32         55         122
                                                    ====      ====       ====       =====
     -----------------------------------------------------------------------------------------
      Life Solutions Growth Fund                      11        35         60         133
                                                    ====      ====       ====       =====
     -----------------------------------------------------------------------------------------

The examples should not be considered a statement of actual past or future expenses. Actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS


SSGA MONEY MARKET FUND


The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.


                                                           1998        1997          1996         1995          1994         1993
 NET ASSET VALUE, BEGINNING OF PERIOD                    $1.0000      $1.0000       $1.0000      $1.0000       $1.0000      $1.0000
                                                         -------      -------       -------      -------       -------      -------
 INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                 .0528        .0516         .0524        .0538         .0330        .0320

 LESS DISTRIBUTIONS:
     Net investment income                                (.0528)      (.0516)       (.0524)      (.0538)       (.0330)      (.0320)
                                                          -------     --------       -------      -------       -------      -------
 NET ASSET VALUE, END OF PERIOD                          $1.0000      $1.0000       $1.0000      $1.0000       $1.0000      $1.0000
                                                         =======      =======       =======      =======       =======      =======

 TOTAL RETURN (%)                                         5.41         5.28          5.36         5.52          3.35         3.24

 RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period ($000 omitted)          5,477,326    4,278,165     3,475,409    2,752,895     3,020,796    2,502,483
     Ratios to average net assets (%):
       Operating expenses                                  .41          .39           .39          .39           .36          .33
       Net investment income                              5.28         5.17          5.20         5.37          3.33         3.20


FINANCIAL HIGHLIGHTS ARE CONTINUED ON THE FOLLOWING PAGE

                                                              1992          1991         1990          1989
 NET ASSET VALUE, BEGINNING OF PERIOD                       $1.0000       $1.0000      $1.0000       $1.0000
                                                            -------       -------      -------       -------
 INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                    .0458         .0686        .0817         .0883
 LESS DISTRIBUTIONS:
     Net investment income                                   (.0458)       (.0686)      (.0817)       (.0883)
                                                             -------       -------      -------       -------
 NET ASSET VALUE, END OF PERIOD                             $1.0000       $1.0000      $1.0000       $1.0000
                                                            =======       =======      =======       =======
 TOTAL RETURN (%)                                            4.68          7.08         8.48          9.19
 RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period ($000 omitted)             4,263,057     1,645,428    650,598       442,614
     Ratios to average net assets (%):
       Operating expenses                                     .35           .37          .37           .43
       Net investment income                                 4.40          6.59         8.13          8.97

                              FINANCIAL HIGHLIGHTS

SSGA YIELD PLUS FUND


The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.


                                                        1998        1997          1996        1995         1994        1993++
   NET ASSET VALUE, BEGINNING OF PERIOD                $10.01      $10.00        $10.00       $9.99       $10.01       $10.00
                                                       ------      ------        ------       -----       ------       ------
   INCOME FROM INVESTMENT OPERATIONS:

       Net investment income                              .57         .54           .56         .56          .38          .27

       Net realized and unrealized gain on
         investment                                      (.04)        .01           .00         .02         (.02)         .01
                                                         -----     ------        ------      ------        -----       ------
       Total From Investment Operations                   .53         .55           .56         .58          .36          .28
                                                         -----     ------        ------      ------        -----       ------
   LESS DISTRIBUTIONS:

       Net investment income                             (.57)       (.54)         (.56)       (.56)        (.38)        (.27)

       In excess of net realized gain on
          investments                                      --          --           --         (.01)          --           --
                                                        -----      ------        ------      ------        -----       ------
       Total Distributions                               (.57)       (.54)         (.56)       (.57)        (.38)        (.27)
                                                        -----      ------        ------      ------        -----       ------

   NET ASSET VALUE, END OF PERIOD                       $9.97      $10.01        $10.00      $10.00        $9.99       $10.01
                                                        =====      ======        ======      ======        =====       ======
   TOTAL RETURN(%)(1)

   RATIOS/SUPPLEMENTAL DATA                              5.40        5.67          5.73        6.01         3.65         2.85

       Net assets, end of period ($omitted)           672,465      840,055      933,485   1,447,097    1,358,464      589,594

       Ratios to average net assets (%)(2):

          Operating expenses                              .41         .38           .36         .38          .35          .38

          Net investment income                          5.66        5.42          5.59        5.64         3.82         3.54

       Portfolio turnover rate (%)(2)                  249.10       92.38         97.05      199.69       142.68       137.86


---------------------

++ For the period November 9, 1992 (commencement of operations) to August 31, 1993.

(1)  Periods less than one year are not annualized.

(2)  The ratios for the period ended August 31, 1993 are annualized.

                              FINANCIAL HIGHLIGHTS


SSGA INTERMEDIATE FUND

The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.


                                                                1998           1997            1996           1995           1994++
                                                                                                               >
          NET ASSET VALUE, BEGINNING OF PERIOD                 $9.76          $9.57           $9.72          $9.37          $10.00
                                                               -----          -----           -----          -----          ------
          INCOME FROM INVESTMENT OPERATIONS:

              Net investment income                              .53            .54             .53            .56             .42

              Net realized and unrealized gain (loss) on         .28            .20            (.14)           .34            (.76)
              investments                                        ---          -----           -----          -----            -----

              Total From Investment Operations                   .81            .74             .39            .90            (.34)
                                                                 ---          -----           -----          -----            -----
          LESS DISTRIBUTIONS:

              Net investment income                             (.53)          (.55)           (.54)          (.55)           (.29)
                                                              ------          -----           -----          -----           -----
          NET ASSET VALUE, END OF PERIOD                      $10.04          $9.76           $9.57          $9.72           $9.37
                                                              ======          =====           =====          =====           =====
          TOTAL RETURN (%)(1)                                   8.64           8.00            4.12          10.05           (3.42)

          RATIOS/SUPPLEMENTAL DATA

             Net assets, end of period ($000 omitted)        76,691         53,834          41,518         33,893          19,963

              Ratios to average net assets (%)(2):

                 Operating expenses, net(3)                      .60            .60             .60            .60             .60

                 Operating expenses, gross(3)                   1.13           1.30            1.38           1.67            1.51

                 Net investment income                          5.51           5.78            5.57           6.29            5.11

              Portfolio turnover (%)(2)                       251.17         242.76          221.73          26.31           15.70


-----------------------

++ For the period September 1, 1993 (commencement of operations) to August 31, 1994.

(1) Periods less than one year are not annualized.

(2) The ratios for the period August 31, 1994 are annualized.

(3) See Note 4 of the Annual Report for current period amounts.

                              FINANCIAL HIGHLIGHTS

SSGA BOND MARKET FUND

The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.


                                                                           1998           1997          1996++
              NET ASSET VALUE, BEGINNING OF PERIOD                         $9.97          $9.63         $10.00
                                                                           -----          -----         ------
              INCOME FROM INVESTMENT OPERATIONS:

                  Net investment income                                      .55            .53            .27

                  Net realized and unrealized gain (loss) on                 .40            .35           (.49)
                  investments                                                ---            ---          -----

                  Total From Investment Operations                           .95            .88           (.22)
                                                                             ---            ---          -----
              LESS DISTRIBUTIONS:

                  Net investment income                                     (.54)          (.54)          (.15)

                  Net realized gain on investments                          (.03)            --             --
                                                                           -----          -----          -----
                  Total Distributions                                       (.57)          (.54)          (.15)
                                                                           -----          -----          -----
              NET ASSET VALUE, END OF PERIOD                              $10.35          $9.97          $9.63
                                                                          ======          =====          =====
              TOTAL RETURN (%)52                                            9.86           9.47          (2.19)

              RATIOS/SUPPLEMENTAL DATA

                  Net assets, end of period ($000 omitted)               190,151         87,670         29,015

                  Ratios to average net assets (%)(2)

                      Operating expenses, net(3)                             .48            .50            .63

                      Operating expenses, gross(3)                           .52            .74            .93

                      Net investment income                                 5.74           6.05           5.66

                  Portfolio turnover (%(2)                                565.75         453.14         313.85

-----------------------
++ For the period February 7, 1996 (commencement of operations) to August 31, 1996.

(1) Periods less than one year are not annualized.

(2) Annualized.

(3) See Note 4 of the Annual Report for current period amounts.

                              FINANCIAL HIGHLIGHTS

SSGA HIGH YIELD BOND FUND


The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout the fiscal period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.


                                                             1998++
 NET ASSET VALUE, BEGINNING OF PERIOD                        $10.00

 INCOME FROM INVESTMENT OPERATIONS:

     Net investment income                                      .18

     Net realized and unrealized gain (loss) on                (.24)
     investment                                               -----

     Total From Investment Operations                          (.06)
 LESS DISTRIBUTIONS:
     Net investment income                                     (.04)
                                                              -----
 NET ASSET VALUE, END OF PERIOD                               $9.90
                                                              =====
 TOTAL RETURN (%)(1)                                           (.59)

 RATIOS/SUPPLEMENTAL DATA

     Net assets, end of period ($000 omitted)                11,908

     Ratios to average net assets (%)(2):

        Operating expenses, net(3)                              .65

        Operating expenses, grossz(3)                          1.66

        Net investment income                                  6.38

     Portfolio turnover (%)(4)                               173.64

----------------------
++  For the period May 5, 1998 (commencement of operations) to August 31, 1998.

(1) Periods less than one year are not annualized.

(2) The ratios for the period ended August 31, 1998 are annualized.

(3) See Note 4 of the Annual Report for current period amounts.

(4) The ratio has not been annualized due to the Fund's short period of operation.

                              FINANCIAL HIGHLIGHTS

SSGA GROWTH AND INCOME FUND

The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.


                                                              1998       1997       1996        1995        1994++
        NET ASSET VALUE, BEGINNING OF PERIOD                $ 18.08    $ 13.36    $ 11.95     $ 10.51      $10.00
                                                            -------    -------    -------     -------      ------
        INCOME FROM INVESTMENT OPERATIONS:

            Net investment income                               .11        .12        .15         .18         .15

            Net realized and unrealized gain (loss) on         1.83       5.18       1.46        1.44         .47
            investments                                        ----       ----       ----        ----         ---

            Total From Investment Operations                   1.94       5.30       1.61        1.62         .62
                                                               ----       ----       ----        ----         ---
        LESS DISTRIBUTIONS:

            Net investment income                              (.11)      (.14)      (.16)       (.18)       (.11)

            Net realized gain on investment                   (1.81)      (.44)      (.04)         --          --
                                                              -----       ----      -----        ----       -----
            Total Distributions                               (1.92)      (.58)      (.20)       (.18)       (.11)
                                                              -----       ----      -----    --------       -----
        NET ASSET VALUE, END OF PERIOD                      $ 18.10    $ 18.08    $ 13.36    $  11.95    $  10.51
                                                            =======    =======    ========   ========    ========
        TOTAL RETURN (%)(1)                                   10.93      40.95      13.57       15.66        6.23

        RATIOS/SUPPLEMENTAL DATA

            Net assets, end of period ($000 omitted)        111,626     71,736     55,823      43,884      26,747

            Ratios to average net assets (%)(2):

               Operating expenses, net(3)                       .95        .95        .95         .95         .95

               Operating expenses, gross(3)                    1.14       1.21       1.40        1.61        1.44

               Net investment income                            .57        .82       1.15        1.72        1.75

            Portfolio turnover (%)(2)                         66.44      29.88      38.34       39.32       36.48


---------------------------
++ For the period September 1, 1993 (commencement of operations) to August 31, 1994.

(1) Periods less than one year are not annualized.

(2) The ratios for the period ended August 31, 1994 are annualized.

(3) See Note 4 of the Annual Report for current period amounts.

                              FINANCIAL HIGHLIGHTS

SSGA S&P 500 INDEX FUND


The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.


                                                           1998         1997         1996         1995        1994         1993++
 NET ASSET VALUE, BEGINNING OF PERIOD                     $18.96       $14.41       $12.81       $10.89      $10.72       $10.00
                                                          ------       ------       ------       ------      ------       ------
 INCOME FROM INVESTMENT OPERATIONS:

     Net investment income                                   .31          .32          .32          .29         .26          .15

     Net realized and unrealized gain (loss) on             1.18         5.22         1.98         1.95         .29          .65
     investments                                            ----         ----         ----         ----         ---         ----

     Total From Investment Operations                       1.49         5.54         2.30         2.24         .55          .80
                                                            ----         ----         ----         ----         ---         ----
 LESS DISTRIBUTIONS:

     Net investment income                                  (.32)        (.32)        (.31)        (.29)       (.26)        (.08)

     Net realized gain on investment                        (.71)        (.67)        (.39)        (.03)       (.07)          --

     In excess of net realized gain on investments            --           --           --           --        (.05)          --
                                                           -----        -----        -----        -----       -----         ----
     Total Distributions                                   (1.03)        (.99)        (.70)        (.32)       (.38)        (.08)

 NET ASSET VALUE, END OF PERIOD                           $19.42       $18.96       $14.41       $12.81      $10.89       $10.72
                                                          ======       ======       ======       ======      ======       ======
 TOTAL RETURN (%)(1)                                        7.91        40.30        18.46        21.11        5.29         8.06

 RATIOS/SUPPLEMENTAL DATA

     Net assets, end of period ($000 omitted)          1,615,913    1,299,571      704,683      545,200     361,712      238,666

     Ratios to average net assets (%)(2):

        Operating expenses, net(3)                           .17          .16          .18          .19         .15          .15

        Operating expenses, gross(3)                         .27          .26          .28          .29         .25          .35

        Net investment income                               1.50         2.00         2.32         2.76        2.69         3.02

     Portfolio turnover (%)(2)                             26.17         7.54        28.72        38.56        7.97        48.10


-----------------------
++ For the period December 30, 1992 (commencement of operations) to August 31, 1993.

(1) Periods less than one year are not annualized.

(2) The ratios for the period ended August 31, 1993 are annualized.

(3) See Note 4 of the Annual Report for current period amounts.

                              FINANCIAL HIGHLIGHTS

SSGA MATRIX EQUITY FUND

The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.


                                                        1998       1997      1996       1995       1994       1993       1992++
 NET ASSET VALUE, BEGINNING OF PERIOD                 $ 18.41    $ 14.13    $13.93     $12.06     $11.95      $9.78     $10.00
                                                      -------    -------   -------     ------     ------      -----     ------
 INCOME FROM INVESTMENT OPERATIONS:

     Net investment income                                .17        .21       .24        .28        .24        .18        .05

     Net realized and unrealized gain (loss) on           .29       5.43      1.64       1.93        .28       2.17       (.27)
     investments                                          ---       ----      ----       ----       ----       ----      -----

     Total From Investment Operations                     .46       5.64      1.88       2.21        .52       2.35       (.22)
                                                          ---       ----     -----       ----       ----      ----       -----
 LESS DISTRIBUTIONS:

     Net investment income                               (.19)      (.22)     (.24)      (.28)      (.23)      (.18)        --

     Net realized gain on investment                    (3.00)     (1.14)    (1.44)      (.06)      (.09)        --         --

     In excess of net realized gain on investments         --         --                   --         --       (.09)        --
                                                        -----      -----     -----       ----      -----      -----      -----
     Total Distributions                                (3.19)     (1.36)    (1.68)      (.34)      (.41)      (.18)        --
                                                        -----      -----     -----       ----      -----      -----      -----
 NET ASSET VALUE, END OF PERIOD                        $15.68     $18.41    $14.13     $13.93    $ 12.06    $ 11.95      $9.78
                                                       ======     ======    ======     ======    =======    =======      =====
 TOTAL RETURN (%)(1)                                     2.09      42.75     14.67      18.81       4.41      24.24      (2.20)

RATIOS/SUPPLEMENTAL DATA

     Net assets, end of period ($000 omitted)         445,077    429,397   261,888    198,341    130,764     62,549     12,408

     Ratios to average net assets (%)(2):

       Operating expenses, net(3)                         .69        .58       .66        .68        .58        .60        .18

       Operating expenses, gross(3)                       .97        .96      1.04       1.06        .96       1.25       1.90

       Net investment income                              .97       1.33      1.76       2.25       2.16       2.13       2.69

     Portfolio turnover (%)(2)                         133.63     117.27    150.68     129.98     127.20      57.65       None


--------------------------

++  For the period May 4, 1992 (commencement of operations) to
    August 31, 1992.

(1) Periods less than one year are not annualized.

(2) The ratios for the period ended August 31, 1992 are annualized.

(3) See Note 4 of the Annual Report for current period amounts.

                              FINANCIAL HIGHLIGHTS

SSGA SMALL CAP FUND

The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.


                                                 1998      1997         1996         1995+        1994         1993         1992++
 NET ASSET VALUE, BEGINNING OF PERIOD
                                                $22.11    $17.44       $14.42       $11.88       $12.24       $10.09       $10.00
                                                ------    ------       ------       ------       ------       ------       ------
 INCOME FROM INVESTMENT OPERATIONS:

     Net investment income                         .02       .03          .04          .13          .21          .22        .04

     Net realized and unrealized gain (loss)     (4.54)     5.87         3.25         3.19          .24         2.14        .05
     on investments                              ------     ----       ------       ------       ------        -----        ---

     Total From Investment Operations            (4.52)     5.90         3.29         3.32          .45         2.36        .09
                                                 ------     ----         ----         ----          ---        -----        ---
 LESS DISTRIBUTIONS:

     Net investment income                        (.04)     (.01)        (.07)        (.15)        (.21)        (.21)        --

     Net realized gain on investment             (1.10)    (1.22)        (.20)        (.58)        (.60)          --         --

     In excess of net realized gain on            (.49)       --           --         (.05)          --           --         --
     investments                                  ----        --        -----        -----        -----        -----      -----

     Total Distributions                         (1.63)    (1.23)        (.27)        (.78)        (.81)        (.21)        --
                                                 -----     -----        -----       ------        -----        -----     ------
                                                $15.96    $22.11       $17.44       $14.42       $11.88       $12.24     $10.09
                                                ======    ======       ======       ======       ======       ======     ======
NET ASSET VALUE, END OF PERIOD

 TOTAL RETURN (%)(1)                            (22.32)    35.85        23.14        30.04         3.90        23.66        .90

 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period ($000 omitted)      344,630   149,808       55,208       23,301        25,716      34,815      9,392

 Ratios to average net assets (%)(2):

    Operating expenses, net                       1.04      1.00         1.00          .97          .30          .25        .25

    Operating expenses, gross                     1.04      1.09         1.18         1.58          .81         1.18       1.71

    Net investment income                          .10       .18          .26          .81         1.73         1.85       2.55

 Portfolio turnover (%)(2)                       86.13    143.79        76.85       192.88        44.86        81.14       4.59


-------------------------

+ Prior to November 22, 1994, the Fund was passively managed as the S&P Midcap Index Fund. Effective November 23, 1994, the Fund increased the Advisory fee from .20% to .75% of its average daily net assets.

++  For the period July 1, 1992 (commencement of operations) to
    August 31, 1992.

(1) Periods less than one year not annuzalized.

(2) The ratios for the period ended August 31, 1992.

                              FINANCIAL HIGHLIGHTS


SSGA SPECIAL EQUITY FUND

The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout the fiscal period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.


                                                          1998++
 NET ASSET VALUE, BEGINNING OF PERIOD                     $10.00
                                                          ------
 INCOME FROM INVESTMENT OPERATIONS:

     Net investment income                                   .01

     Net realized and unrealized gain (loss) on            (2.84)
     investment                                            -----

     Total From Investment Operations                      (2.83)
                                                           -----
 NET ASSET VALUE, END OF PERIOD                            $7.17
                                                           =====
 TOTAL RETURN (%)(1)                                      (28.30)

 RATIOS/SUPPLEMENTAL DATA

     Net assets, end of period ($000 omitted)             13,146

     Ratios to average net assets (%)(2):

        Operating expenses, net(3)                          1.10

        Operating expenses, gross(3)                        1.55

        Net investment income                                .24

     Portfolio turnover (%)(2)                             88.36

------------------------
++  For the period July 1, 1992 (commencement of operations) to
    August 31, 1998.

(1) Periods less than one year not annuzalized.

(2) The ratios for the period ended August 31, 1998.

(3) See Note 4 of the Annual Report for current period amounts.

                              FINANCIAL HIGHLIGHTS


SSGA TUCKERMAN ACTIVE REIT FUND



The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout the fiscal period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.



                                                          1998++
 NET ASSET VALUE, BEGINNING OF PERIOD                     $10.00
 INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                   .15
     Net realized and unrealized gain (loss) on            (1.94)
     investments                                           -----
     Total From Investment Operations                      (1.79)

 LESS DISTRIBUTIONS:
     Net investment income                                  (.04)
                                                            ----
 NET ASSET VALUE, END OF PERIOD                            $8.17
                                                           =====
 TOTAL RETURN (%)(1)                                      (17.99)

 RATIOS/SUPPLEMENTAL DATA

     Net assets, end of period ($000 omitted)             18,458

     Ratios to average net assets (%)(2):

        Operating expenses, net(3)                          1.00

        Operating expenses, gross(3)                        1.38

        Net investment income                               5.21

     Portfolio turnover (%)(2)                             17.36

----------------------------

++  For the period May 1, 1998 (commencement of operations) to
    August 31, 1998.

(1) Periods less than one year not annuzalized.

(2) The ratios for the period ended August 31, 1998 are annualized.

(3) See Note 4 of the Annual Report for current period amounts.

                              FINANCIAL HIGHLIGHTS


SSGA EMERGING MARKETS FUND

The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.


                                                           1998          1997          1996          1995          1994++

 NET ASSET VALUE, BEGINNING OF PERIOD                     $12.33        $10.87        $10.30        $11.45        $10.00
                                                          ------        ------        ------        ------        ------
 INCOME FROM INVESTMENT OPERATIONS:

 Net investment income                                       .18           .12           .11           .14           .05

     Net realized and unrealized gain (loss) on            (5.58)         1.51           .68         (1.19)         1.40
     investments                                           -----          ----           ---         ------         ----

     Total From Investment Operations                      (5.40)         1.63           .79         (1.05)         1.45
                                                           -----          ----           ---         ------         ----
 LESS DISTRIBUTIONS:

     Net investment income                                  (.15)         (.11)         (.12)         (.10)           --

     Net realized gain on investment                          --          (.06)         (.10)           --            --
                                                              --          ----         -----            --            --
     In excess of net realized gain on investments          (.26)           --            --            --            --
                                                            ----          ----         -----          ----        ------
 Total Distributions                                        (.41)         (.17)         (.22)         (.10)           --
                                                            ----          -----        -----          ----        ------
 NET ASSET VALUE, END OF PERIOD                            $6.52        $12.33        $10.87        $10.30        $11.45
                                                           =====        ======        ======        ======        ======

 TOTAL RETURN (%)(1)                                      (45.36)        15.12          7.83         (9.28)        14.50

 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period ($000 omitted)                206,370       252,708       120,216        68,385        27,479

 Ratios to average net assets (%)(2):

     Operating expenses, net(3)                             1.25          1.25          1.28          1.50          1.50

     Operating expenses, gross(3)                           1.38          1.51          1.67          1.90          2.45

     Net investment income                                  1.85          1.07          1.10          1.74          1.31

 Portfolio turnover (%)                                    38.94         15.00          4.36         19.77            --


------------------------

++  For the period March 1, 1994 (commencement of operations) to
    August 31, 1994.

(1) Periods less than one year not annuzalized.

(2) The ratios for the period ended August 31, 1994 are annualized.

(3) See Note 4 of the Annual Report for current period amounts.

                              FINANCIAL HIGHLIGHTS

SSGA ACTIVE INTERNATIONAL FUND

The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.


                                                            1998           1997          1996           1995++
 NET ASSET VALUE, BEGINNING OF PERIOD                      $10.85         $10.96        $10.89         $10.00
                                                           ------         ------        ------         ------
 INCOME FROM INVESTMENT OPERATIONS:

     Net investment income                                    .16            .10           .36            .03

     Net realized and unrealized gain (loss) on             (1.13)           .03           .28            .86
     investments                                            -----            ---           ---           ----

     Total From Investment Operations                        (.97)           .13           .64            .89
                                                            -----            ---           ---          -----
 LESS DISTRIBUTIONS:

     Net investment income                                   (.15)          (.18)         (.57)            --

     Net realized gain on investment                         (.49)          (.06)           --             --
                                                            -----          -----         -----          -----
 Total Distributions                                         (.64)          (.24)         (.57)           ---
                                                            -----
 NET ASSET VALUE, END OF PERIOD                             $9.24         $10.85        $10.96         $10.89
                                                            =====         ======        ======         ======
 TOTAL RETURN (%)(1)                                        (9.50)          1.17          6.22           8.90

 RATIOS/SUPPLEMENTAL DATA

     Net assets, end of period ($000 omitted)              76,565         83,930        54,595         25,186

     Ratios to average net assets (%)(2)

        Operating expenses, net(3)                           1.00           1.00          1.00           1.79

        Operating expenses, gross(3)                         1.29           1.40          1.47           2.56

        Net investment income                                1.23           1.12          1.16           1.11

     Portfolio turnover (%)(2)                              74.79          48.29         22.02           7.17

-------------------

++   For the period March 7, 1995 (commencement of operations) to August 31,
     1995.

(1)  Periods less than one year not annuzalized.

(2)  The ratios for the period ended August 31, 1995 are annualized.

(3)  See Note 4 of the Annual Report for current period amounts.

                              FINANCIAL HIGHLIGHTS

SSGA INTERNATIONAL GROWTH OPPORTUNITIES FUND

The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout the fiscal period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.


                                                         1998++

 NET ASSET VALUE, BEGINNING OF PERIOD                    $10.00

 INCOME FROM INVESTMENT OPERATIONS:

     Net investment income                                  .03

     Net realized and unrealized gain (loss) on           (1.61)
     investment                                           -----

     Total From Investment Operations                     (1.58)
                                                          -----
 NET ASSET VALUE, END OF PERIOD                           $8.42
                                                          =====
 TOTAL RETURN (%)(1)                                     (15.80)

 RATIOS/SUPPLEMENTAL DATA

     Net assets, end of period ($000 omitted)            22,966

     Ratios to average net assets (%)(2):

        Operating expenses, net(3)                         1.10

        Operating expenses, gross(3)                       1.66

        Net investment income                              1.27

     Portfolio turnover (%)(2)                            17.24


-------------------------

++  For the period May 1, 1998 (commencement of operations) to
    August 31, 1998.

(1) Periods less than one year not annuzalized.

(2) The ratios for the period ended August 31, 1998 are annualized.

(3) See Note 4 of the Annual Report for current period amounts.

                              FINANCIAL HIGHLIGHTS


SSGA LIFE SOLUTIONS INCOME AND GROWTH FUND


The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.



                                                          1998            1997++
 NET ASSET VALUE, BEGINNING OF PERIOD                     $12.93          $12.68
                                                          ------          ------
 INCOME FROM INVESTMENT OPERATIONS:

     Net investment income                                   .46              --

     Capital gain distributions from Underlying Funds        .40(1)           --

     Net realized and unrealized gain (loss) on             (.41)            .25
       investments                                          -----            ---

     Total Income from Investment Operations                 .45             .25
                                                            ----             ---
 LESS DISTRIBUTIONS:

     Net investment income                                  (.41)             --

     Net realized gain on investments                       (.32)             --
                                                            -----             --
     Total Distributions                                    (.73)             --
                                                            -----             --
 NET ASSET VALUE, END OF PERIOD                           $12.65          $12.93
                                                          ======          ======

 TOTAL RETURN (%)(2)                                        3.53            1.97

 RATIOS/SUPPLEMENTAL DATA

     Net assets, end of period ($000 omitted)             23,771          13,979

     Ratios to average net assets (%)(3):

       Operating expenses, net(4)                            .45             .35

       Operating expenses, gross(4)                          .72            1.14

       Net investment income                                3.00             .16

     Portfolio turnover (%)(3)                             93.28          106.68


++   For the period July 1, 1997 (commencement of operations) to August 31,
     1997.

(1)  Calculation is based on average month-end shares outstanding.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1997 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

                              FINANCIAL HIGHLIGHTS


SSGA LIFE SOLUTIONS BALANCED FUND


The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.



                                                           1998            1997++
 NET ASSET VALUE, BEGINNING OF PERIOD                      $13.98          $13.69
                                                           ------          ------
 INCOME FROM INVESTMENT OPERATIONS:

     Net investment income                                    .50              --

     Capital gain distributions from Underlying Funds         .56(1)           --

     Net realized and unrealized gain (loss) on             (1.01)            .29
       investment                                           ------            ---

     Total Income from Investment Operations                  .05             .29
                                                             ----             ---
 LESS DISTRIBUTIONS:

     Net investment income                                   (.56)             --

     Net realized gain on investments                        (.52)             --
                                                           -------         ------
     Total Distributions                                    (1.08)             --
                                                           -------         ------
 NET ASSET VALUE, END OF PERIOD                            $12.95          $13.98
                                                           ======          ======
 TOTAL RETURN (%)(2)                                          .33            2.12

 RATIOS/SUPPLEMENTAL DATA

     Net assets, end of period ($000 omitted)              90,804          47,003

     Ratios to average net assets (%)(3):

        Operating expenses, net(4)                            .36             .35

        Operating expenses, gross(4)                          .36             .49

       Net investment income                                 2.07             .07

     Portfolio turnover (%)(3)                             101.40           51.61


++   For the period July 1, 1997 (commencement of operations) to August 31,
     1997.

(1)  Calculation is based on average month-end shares outstanding.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1997 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

                              FINANCIAL HIGHLIGHTS


SSGA LIFE SOLUTIONS GROWTH FUND


The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP, in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor at (800) 647-7327.



                                                            1998            1997++
 NET ASSET VALUE, BEGINNING OF PERIOD                       $14.79          $14.44
                                                            ------          ------
 INCOME FROM INVESTMENT OPERATIONS:

     Net investment income                                     .38              --

     Capital gain distributions from Underlying Funds         1.02(1)           --

     Net realized and unrealized gain (loss) on              (1.77)            .35
       investment                                            ------            ---

     Total Income from Investment Operations                  (.37)            .35
                                                              -----            ---
 LESS DISTRIBUTIONS:

     Net investment income                                    (.27)             --

     In excess of net investment income                       (.44)             --

     Net realized gain on investments                         (.69)             --
                                                            -------         ------
     Total Distributions                                     (1.40)             --
                                                            -------         ------
 NET ASSET VALUE, END OF PERIOD                             $13.02          $14.79
                                                            ======          ======
 TOTAL RETURN (%)(2)                                         (2.68)           2.42

 RATIOS/SUPPLEMENTAL DATA

     Net assets, end of period ($000 omitted)               53,432          43,603

     Ratios to average net assets (%)(3):

        Operating expenses, net(4)                             .41             .35

        Operating expenses, gross(4)                           .41             .54

       Net investment income                                  1.52             .09

     Portfolio turnover (%)(3)                               67.66           39.49


++   For the period July 1, 1997 (commencement of operations) to August 31,
     1997.

(1)  Calculation is based on average month-end shares outstanding.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1997 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

                                   SSgA FUNDS


SSgA Funds (the "Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. State Street Bank and Trust Company ("State Street"), through its division, State Street Global Advisors ("Advisor" or "SSgA"), is the Funds' Advisor.

Through this Prospectus, Investment Company offers shares in the following separate, diversified funds (collectively, the "Funds"):


     o    SSgA Money Market Fund ("Money Market Fund")

     o    SSgA Yield Plus Fund ("Yield Plus Fund")

     o    SSgA Intermediate Fund ("Intermediate Fund")

     o    SSgA Bond Market Fund ("Bond Market Fund")

     o    SSgA High Yield Bond Fund ("High Yield Bond Fund")

     o    SSgA Growth and Income Fund ("Growth and Income Fund")

     o    SSgA S&P 500 Index Fund ("S&P 500 Index Fund")

     o    SSgA Matrix Equity Fund ("Matrix Equity Fund")

     o    SSgA Small Cap Fund ("Small Cap Fund")(1)

     o    SSgA Special Equity Fund ("Special Equity Fund")

     o    SSgA Tuckerman Active REIT Fund ("Active REIT Fund")

     o    SSgA Aggressive Equity Fund ("Aggressive Equity Fund")

     o    SSgA Emerging Markets Fund ("Emerging Markets Fund")

     o    SSgA Active International Fund ("Active International Fund")

     o SSgA International Growth Opportunities Fund ("International Growth Opportunities Fund")


The Life Solutions Funds are comprised of various combinations of the Investment Company's portfolios (the "Underlying Funds") described in this Prospectus.

     o    SSgA Life Solutions Income and Growth Fund ("Income and Growth Fund")

     o    SSgA Life Solutions Balanced Fund ("Balanced Fund")

     o    SSgA Life Solutions Growth Fund ("Growth Fund")


                               MANNER OF OFFERING


Distribution and Eligible Investors. Shares of the Funds are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), Investment Company's distributor, to US and foreign institutional and retail investors which invest for their own

-------------------

(1) Effective August 31, 1998, the SSgA Small Cap Fund is closed to purchases by new investors except for purchases by eligible investors as described below.

     o Current shareholders of the SSgA Small Cap Fund may continue to add to the fund account.

     o Participants in 401(k) plans for which the SSgA Small Cap Fund is an option may continue to add to their Fund account.

     o Participants in asset allocation programs sponsored by financial advisors may continue to add to their Fund account.

account or in a fiduciary or agency capacity. The Funds will incur distribution expenses under their Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing Arrangements."


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


As indicated below, some Funds have a fundamental investment objective which may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. Other Funds have a nonfundamental investment objective which may be changed by the Board of Trustees without shareholder approval, although shareholders will receive prior notice of any change to a nonfundamental objective. There are also fundamental and nonfundamental investment policies and restrictions, as described in this section. There can be no assurance that any Fund will meet its stated investment objective.


INVESTMENT OBJECTIVES AND POLICIES (ALL FUNDS EXCEPT LIFE SOLUTIONS FUNDS)


Money Market Fund. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

The Fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations; (7) variable amount master demand notes; and (8) repurchase agreements.

The Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by least two Nationally Recognized Statistical Rating Organizations ("NRSRO"); (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees. See the Statement of Additional Information ("SAI") for a description of the securities ratings of debt instruments and commercial paper by NRSROs.

Yield Plus Fund. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The Fund attempts to meet its objective by investing primarily in: (1) US Government securities (including repurchase agreements relating to such securities); (2) instruments of US and foreign banks, including ETDs, ECDs, YCDs, certificates of deposit, time deposits, letters of credit and banker's acceptances; (3) commercial paper, notes and bonds issued by foreign and domestic corporations; (4) securities of foreign governments, agencies and subdivisions of foreign governments and supranational organizations (such as the World Bank); (5) asset-backed securities; (6) mortgage-related securities; and
(7) interest rate swaps.

The Fund limits its investments to bank instruments, mortgage-related securities, asset-backed securities, commercial paper, corporate notes and bonds and obligations of foreign governments and agencies and subdivisions of foreign governments and supranational organizations that, at the time of acquisition:
(1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. All securities may be either fixed income, zero coupon or variable- or floating-rate securities and may be denominated in US dollars or selected foreign currencies.

The Fund will maintain a portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.

Intermediate Fund. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

The Fund is structured around the Lehman Brothers Intermediate Government/Corporate Bond Index (the "LBIGC Index"). Under normal market conditions, the Fund attempts to meet its objective by investing at least 65% of its total assets in: (1) US Government securities (including repurchase and reverse repurchase agreements relating to such securities); (2) commercial paper, notes and bonds (including convertible bonds) issued by foreign and domestic corporations; (3) mortgage-related securities; (4) asset-backed securities; and (5) instruments of US and foreign banks, including Eurodollar Time Deposits, Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, certificates of deposit, time deposits, letters of credit and banker's acceptances.

The Fund limits its portfolio investments in commercial paper and corporate notes and bonds to those that, at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor.

The Fund will measure its performance against the LBIGC Index. The Fund also intends to maintain an average maturity and duration similar to that of the LBIGC Index. The duration of the LBIGC Index as of August 31, 1998 was 3.3 years. The LBIGC Index is described in more detail in "Other Investment Policies."

Bond Market Fund. The nonfundamental investment objective is to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index (the "LBAB Index"). The LBAB Index is described in more detail in "Other Investment Policies."

Under normal market conditions, the Fund attempts to meet its objective by investing at least 65% of its total assets in debt securities. The Fund may make direct investments in: (1) US Government securities, including US Treasury securities and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies and instrumentalities; (2) corporate debt securities; (3) asset-backed securities; (4) mortgage-backed securities including, but not limited to, collateralized mortgage obligations and real estate mortgage investment conduits; (5) repurchase agreements; (6) commercial paper, notes and bonds (including convertible bonds) issued by foreign and domestic corporations; (7) mortgage-related securities; (8) instruments of US and foreign banks, including Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit, certificates of deposit, time deposits, letters of credit and banker's acceptances; (9) financial futures and option contracts; (10) interest rate exchange agreements and other swap agreements; (11) supranational and sovereign debt obligations including subdivisions and agencies; and (12) other securities and instruments deemed by the Advisor to have characteristics consistent with the Fund's investment objective. Securities may be either fixed income, zero coupon or variable or floating-rate and may be denominated in US dollars or selected foreign currencies. As indicated above, the Fund may invest in derivative securities, including futures and options, interest rate exchange agreements and other swap agreements and collateralized mortgage obligations.

The Fund may invest in fixed-income securities to achieve its investment objective. In periods of declining interest rates, the Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also when interest rates are falling, the inflow of new money to the Fund from the continuous sales of its shares will likely be invested in portfolio instruments producing lower yield than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed-income securities also may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

The Fund limits its portfolio investments in corporate notes and bonds to those that are rated investment-grade by an NRSRO or, if unrated, are determined by the Advisor to be of comparable quality. Commercial paper must be rated in one of the two highest categories by at least one NRSRO or, if unrated, are determined by the Advisor to be of comparable quality. Investment-grade securities include securities rated Baa3 by Moody's or BBB- by ("S&P") (and securities of comparable quality), which securities have speculative characteristics. If a security is downgraded and is no longer investment grade, the Fund may continue to hold the security if the Advisor determines that such action is in the best interest of the Fund and if the Fund would not, as a result thereby, have more than 5% of its assets invested in noninvestment-grade securities.

High Yield Bond Fund The nonfundamental investment objective is to maximize total return by investing primarily in fixed income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond Index.

Under normal market conditions, the Fund attempts to meet its objective by investing at least 65% of its total assets in high yield, high risk debt securities. The Fund may make direct investments in: (1) US Government securities, including US Treasury securities and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies and instrumentalities; (2) corporate debt securities or other corporate instruments; (3) asset-backed securities; (4) mortgage-backed securities including, but not limited to, collateralized mortgage obligations and real estate mortgage investment conduits; (5) repurchase agreements; (6) commercial paper, notes and bonds (including convertible bonds) issued by foreign and domestic corporations; (7) mortgage-related securities; (8) instruments of US and foreign banks, including Eurodollar Certificates of Deposit ("ECDs"); Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"), certificates of deposit, time deposits, letters of credit and banker's acceptances; (9) financial futures and option contracts; (10) interest rate exchange agreements and other swap agreements; (11) supranational and sovereign debt obligations including subdivisions and agencies; and (12) other securities and instruments deemed by the Advisor to have characteristics consistent with the Fund's investment objective. Securities may be either fixed income, zero coupon or variable or floating-rate and may be denominated in US dollars or selected foreign currencies. As indicated above, the Fund may invest in derivative securities, including futures and options, interest rate exchange agreements and other swap agreements and collateralized mortgage obligations.

Because the Fund will invest in fixed-income securities, in periods of declining interest rates, the Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also when interest rates are falling, the inflow of new money to the Fund from the continuous sales of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed-income securities also may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

Growth and Income Fund. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities. However, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed-income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. (See "Investment Policies - Cash Reserves.")

In addition to the policies noted above, the Fund may invest in convertible securities obligations of foreign issuers which are dollar denominated, American Depository Receipts (ADRs), corporate bonds, debentures, notes and warrants. Investments in each of these instruments will not exceed 5% of the Fund's total assets at the time of the investment.

The Fund's goal is to provide greater long-term returns than the overall US equity market without incurring greater risks than those commonly associated with investments in equity securities. For this purpose, the Fund will measure its performance against the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

The Fund's portfolio strategy combines market economics with fundamental research. The Advisor begins by assessing current economic conditions and forecasting economic expectations for the coming months. The industry sectors of the S&P 500 Index are examined to determine the sector's market capitalized weighting and to identify the performance of each sector relative to the Index as a whole. A balance is determined for the portfolio, giving greater weight to market sectors that are expected to outperform the overall market. Stocks are then selected for each sector of the Fund's portfolio based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation.

S&P 500 Index Fund. The fundamental investment objective is to seek to replicate the total return of the S&P 500 Index.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of its benchmark index through automated statistical analytic procedures.

The Fund intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. No subscription for the Fund will be accepted until Advisor has a reasonable basis to believe that the Fund will be able to acquire substantially all 500 stocks in the Index. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the Index in proportion to their weightings. The S&P 500 Index is described in more detail in "Other Investment Policies."

To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the Index is anticipated in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the Fund's performance to that of the Index will increase as the size of the Fund increases. The Fund's ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares. Advisor will monitor correlation. Should the Fund fail to achieve an appropriate level of correlation, Advisor will report to the Board of Trustees, which will consider alternative arrangements.

The Fund will be substantially invested in the securities included in the S&P 500 Index. However, the Fund may invest temporarily, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. (See "Other Investment Policies -- Cash Reserves.") The Fund may also invest temporarily in investment grade debt securities for defensive purposes, including convertible debt securities. Other debt will typically represent less than 10% of the Fund's assets.

Matrix Equity Fund. The fundamental investment objective is to provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

Equity securities will be selected by the Fund on the basis of a proprietary analytical model of Advisor. Each security will be ranked according to two separate and uncorrelated measures: value and the momentum of Wall Street sentiment. The value measure compares a company's assets, projected earnings growth and cash flow growth with its stock price within the context of its historical valuation. The measure of Wall Street sentiment examines changes in Wall Street analysts' earnings estimates and ranks stocks by the strength and consistency of those changes. These two measures are combined to create a single composite score of each stock's attractiveness. These scores are then plotted on a matrix according to their relative attractiveness. Sector weights are maintained at a similar level to that of the S&P 500 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The S&P 500 Index is described in more detail in "Other Investment Policies."

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. However, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. (See "Other Investment Policies -- Cash Reserves)."

In addition to the policies noted above, the Fund may invest in obligations of foreign issuers which are US dollar denominated, American Depository Receipts
(ADRs), corporate bonds, debentures, notes and warrants. Investment in each of these instruments will not exceed 5% of the Fund's total assets.

Small Cap Fund. The nonfundamental investment objective is to maximize total return through investment in equity securities; under normal market conditions, at least 65% of total assets will be invested in securities of smaller capitalized issuers.

Equity securities will be selected by the Fund on the basis of proprietary analytical models of Advisor.

The Fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies will include those stocks with market capitalization generally ranging in value from $50 million to $3 billion. Investments in smaller companies may involve greater risks because these companies generally have a limited track record and often experience higher price volatility.

Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of smaller companies. However, the Fund may invest in other equity securities and may temporarily for defensive purposes, without limitation, in certain short-term investment grade debt securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. (See "Other Investment Policies -- Cash Reserves.") The Fund may also invest temporarily in investment grade debt securities for defensive purposes, including convertible debt securities. Other debt will typically represent less than 10% of the Fund's total assets.

Effective August 31, 1998, the SSgA Small Cap Fund was closed to purchases by new investors except for purchases by eligible investors as described below:

     o Current shareholders of the SSgA Small Cap Fund may continue to add to the Fund account.

     o Participants in 401(k) plans for which the SSgA Small Cap Fund is an option may continue to add to their Fund account.

     o Participants in asset allocation programs sponsored by financial advisors may continue to add to their Fund account.

Special Equity Fund. The nonfundamental investment objective is to maximize total return through investment in mid- and small capitalization US equity securities.

Securities will be selected on the basis of a proprietary analytical model developed by the Advisor. The model is tailored toward small to mid-capitalization securities and includes both value and growth components.

Sector, industry, and security weights will be maintained at a level similar to the Russell Special Small Company(R) Index (the "RSMALL" Index) in order to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices, and inflation. See "Other Investment Policies--Russell Special Small Company Index."

Investments in smaller companies may involve greater risks because these companies generally have a limited track record and often experience higher price volatility.

In addition to investments in mid- and small capitalization US equity securities, the Fund may invest in other equity securities and may temporarily for defensive purposes, without limitation, invest in certain short-term investment grade debt securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves." For additional investment strategies, see "Investment Policies."


Active REIT Fund. The non-fundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.


Under normal market conditions, the Advisor will invest at least 65% of the Fund's total assets in equity interests in Real Estate Investment Trust ("REIT") securities. See "Other Investment Policies - S&P REIT Index." The Fund will attempt to meet its objective through the active selection of REIT securities, across different types and regions. The selection of investments will be made based on the fundamental research that the Advisor conducts through its strategy and research analyst team. Because the Fund will concentrate 25% or more of its total assets in the real estate and real estate related industries, the Fund will be subject to the risks associated with the direct ownership of real estate. For a detailed discussion, please see "Risk Factors--Real Estate Investments."

In addition to the equity securities of REITs, the Fund may invest up to 35% of its total assets in equity securities in non-REIT securities, including other domestic equity securities, fixed-income instruments, cash, cash equivalents, futures and options, and special situations. See "Investment Policies". The Fund may temporarily for defensive purposes, without limitation, invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves."

Aggressive Equity Fund. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are under valued relative to their growth potential as measured by SSgA's proprietary models.

The investable universe is constructed using the full constituents of the Russell 3000(R) Index. The universe is further restricted by keeping in the universe only those securities that have above average 5-year earnings growth projections. All current holdings are then added to this universe to create an investable universe.

All securities comprising the investable universe are ranked using SSgA's proprietary growth and value measures. Each of these measures is combined to arrive at an overall sentiment for each security.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. However, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies
- Cash Reserves."

Emerging Markets Fund. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Under normal circumstances, the Fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's Advisor to have a developing or emerging economy or securities market. The Fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the Fund invests will be expanded over time as the stock markets in other countries evolve and in countries for which subcustodian arrangements are approved by the Fund's Board of Trustees. Nearly all of the Fund's assets will be invested in equity, and equity-like, securities of emerging market countries (i.e., typically over 85%). Currently, the definition of an emerging market is that gross domestic product per capita is less than $10,000 per year. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the Advisor will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

The Fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies, and convertible debt securities. Debt securities will typically represent less than 10% of Fund assets. The Fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities (also referred to as "junk bonds") may include obligations that are in default or that face the risk of default with respect to principal or interest.

The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. Risks associated with investment in foreign companies are noted under "Risk Factors -- Emerging Markets." The risks associated with investment in securities issued by foreign governments and companies are described below in "Other Investment Policies -- Foreign Government Securities."

Active International Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The Fund will attempt to meet its objective through the active selection of countries, currencies and securities. The selection of investments will be made through a proprietary, quantitative process developed by the Advisor. Investments will be made in, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index. The MSCI EAFE Index is described in more detail in "Other Investment Policies."

The Fund will invest at least 65% of its total assets in equity securities of foreign issuers. In addition to investment in equities, the Fund may hold fixed-income instruments (including convertibles), forward contracts, cash, and cash equivalents as well as derivatives, including options on securities and securities indices and futures contracts and options on futures. For investment restrictions on the use of these derivatives, please refer to the "Other Investment Policies" section. However, the Fund may invest in other equity securities and may temporarily for defensive purposes, without limitation, invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. (See "Other Investment Policies -- Cash Reserves.")

The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. The risks associated with investment in securities issued by foreign governments and companies are described in "Risk Factors -- Foreign Securities."

Of the fixed-income instruments used by the Fund, less than 5% will be considered lower than investment-grade. Such securities are regarded as speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Therefore, such securities are sometimes referred to as "junk bonds."

International Growth Opportunities Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The Fund will attempt to meet its objective through the active selection of equity securities through the fundamental analysis of companies and investment themes. Quantitative techniques and the use of securities other than common stock will be used primarily to control risk and to efficiently capture opportunities of investment themes. Investments will be made in, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index. See "Other Investment Policies - MSCI EAFE Index." For additional investment policies, see "Investment Policies."

The Fund will invest at least 65% of its total assets in equity securities of foreign issuers. In addition to investment in equities, the Fund may hold fixed-income instruments (including convertibles), forward contracts, cash, and cash equivalents as well as derivatives, including options on securities and securities indices and futures contracts and options on futures. For investment restrictions on the use of these derivatives, please refer to the investment policies section of this Prospectus. However, the Fund may invest in other equity securities and may temporarily for defensive purposes, without limitation, invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves."

Of the total number of fixed-income instruments in which the Fund will invest, less than 5% will be considered below investment-grade. Such securities are regarded as speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Therefore, such securities are sometimes referred to as "junk bonds." Please see the Statement of Additional Information for a description of the securities ratings.


Investment Objectives and Asset Allocation of the SSgA Life Solutions Funds


The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund seeks to achieve its investment objective by diversifying its assets in shares of the Investment Company's Underlying Funds. Each Life Solutions Fund's investment objective is nonfundamental, and may be changed by a vote of a majority of the Board of Trustees. There can be no assurance that any Fund will meet its stated investment objective:

Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.

Life Solutions Balanced Fund seeks a balance of growth of capital and income.

Life Solutions Growth Fund seeks long-term growth of capital.

The Life Solutions Funds are not designed as market timing vehicles, but rather as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:

     -------------------------- -------------------------- ------------------------ ------------------------
      Life Solutions Fund        Capital Appreciation        Income                    Volatility
     -------------------------- -------------------------- ------------------------ ------------------------
      Income and Growth          Low                         High                      Low
     -------------------------- -------------------------- ------------------------ ------------------------
      Balanced                   Medium                      Medium                    Medium
     -------------------------- -------------------------- ------------------------ ------------------------
      Growth                     High                        Low                       High
     -------------------------- -------------------------- ------------------------ ------------------------

Each Life Solutions Fund allocates its assets by investing in shares of a combination of the Underlying Funds. In investing in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations between classes of equity, international equity, fixed income and short-term assets funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.

    ------------------------------------------------- ---------------- ------------- ------------
    Asset Class/Underlying Fund                       Income and       Balanced      Growth
                                                      Growth
    ------------------------------------------------- ---------------- ------------- ------------
     Equities                                            20-60%           40-80%        60-100%
    ------------------------------------------------- ---------------- ------------- ------------
         US Equities
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA S&P 500 Index Fund
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA Matrix Equity Fund
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA Small Cap Fund
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA Growth and Income Fund
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA Special Equity Fund
    ------------------------------------------------- ---------------- ------------- ------------


                                      -50-

    ------------------------------------------------- ---------------- ------------- ------------

             SSgA Tuckerman Active REIT Fund

    ------------------------------------------------- ---------------- ------------- ------------
             SSgA Aggressive Equity Fund
    ------------------------------------------------- ---------------- ------------- ------------
         International Equities(1)                       15%              20%           25%
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA Active International Fund
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA Emerging Markets Fund
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA International Growth
                Opportunities Fund
    ------------------------------------------------- ---------------- ------------- ------------
     Bonds                                               40-80%           20-60%         0-40%
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA Bond Market Fund
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA Intermediate Fund
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA High Yield Bond Fund
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA Yield Plus Fund
    ------------------------------------------------- ---------------- ------------- ------------
     Short Term Assets                                    0-20%            0-20%         0-20%
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA Money Market Fund
    ------------------------------------------------- ---------------- ------------- ------------
             SSgA US Government Money Market Fund
    ------------------------------------------------- ---------------- ------------- ------------


The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the Advisor will rebalance each Life Solution Fund's holdings at least quarterly, or more frequently as the Advisor in its discretion determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the Advisor will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the Advisor will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.


Investment Restrictions


All Funds have fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, a Fund's compliance with its fundamental restrictions is determined at the time an investment is made. Each Fund may not:


1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities except that the Active REIT Fund may invest 25% or more of its total assets in real estate-related industries described under "Investment Policies). With respect to the Money Market Fund, US banks and certain domestic branches of foreign banks are not considered a single industry for purposes of

---------------------

(1) International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

     this restriction. With respect to the Life Solutions Funds, shares of the Underlying Funds and other investment companies are not considered a single industry for purposes of this restriction.

2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                            Other Investment Policies

The investment policies described below reflect the Funds' current policies, are not fundamental and may be changed by the Board of Trustees without shareholder approval. Descriptions below are of policies which will from time to time be used by at least 5% of a Fund's net assets. For more information about some of the investment policies described below, or for information about other policies that may be used by less than 5% of a Fund's net assets, see the relevant SAI. To the extent consistent with each Fund's investment objective and restrictions, the Funds (as indicated) may invest in the following instruments and may use the following investment techniques:

US Government Securities (all Funds except Emerging Markets, Active International and International Growth Opportunities). US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

Repurchase Agreements (all Funds). Each Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. Should the counterparty to a transaction fail financially, a Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate a Fund.

Reverse Repurchase Agreements (all Funds). The Funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, a Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. A Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect a Fund's ability to reacquire the underlying securities.

Forward Commitments (all Funds except Emerging Markets, Active International and High Yield Bond). The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on a Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Section 4(2) Commercial Paper (Money Market, Yield Plus, Intermediate, High Yield Bond and Bond Market). The Fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Investment Company's percentage limitations on illiquid securities where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

Asset-Backed Securities (Money Market, Yield Plus, Intermediate, High Yield Bond and Bond Market). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Further details are set forth in the Statement of Additional Information under "Investment Restrictions and Policies -- Investment Policies."

When-Issued Transactions (all Funds except Emerging Markets, Active International and International Growth Opportunities). The Funds may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, a Fund segregates cash and marketable securities equal in value to its when-issued commitments. Between the trade and settlement dates, a Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause a Fund to miss a price or yield considered advantageous. A Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. A Fund will invest no more than 25% of its net assets in when-issued securities.


Illiquid Securities (all Funds). The Money Market Fund will invest no more than 10% of its net assets, and the Bond, High Yield Bond, Yield Plus, Matrix, Index, Small Cap, Special Equity, Growth and Income, Intermediate, Active REIT, Aggressive Equity, Emerging Markets, International Growth Opportunities and Active International Funds will invest no more than 15% of each of their net assets, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


Variable Amount Master Demand Notes (all Funds except Emerging Markets, International Growth Opportunities and Active International). Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

Mortgage-Related Securities (Money Market, Bond Market, High Yield Bond, Yield Plus and Intermediate). The Funds may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Certificates ("Fannie Maes"). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

Zero Coupon Securities (Money Market, Bond Market, High Yield Bond, Yield Plus and Intermediate). Zero coupon securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of comparable securities that pay interest periodically during the life of the instrument.

Variable and Floating Rate Securities (Money Market, Bond Market, High Yield Bond, Yield Plus, International Growth Opportunities and Intermediate). A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on

90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. The Funds may also invest in Funding Agreements, which are privately placed, unregistered obligations negotiated with a purchaser.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs) (Money Market, Bond Market, High Yield Bond, Yield Plus and Intermediate). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Euro Currency Conversion (Money Market, Bond Market, High Yield Bond, Yield Plus, Intermediate, Emerging Markets, Active International and International Growth Opportunities). The "euro" is the single European currency that will replace the currencies of those countries in the European Union that will implement European Economic and Monetary Union (EMU) as outlined in the Maastricht Treaty of 1992. Existing national currencies will become denominations of the euro at fixed rates to the euro on January 1, 1999. Although at this time there can be no assurance that there will be no adverse impact on the Investment Company, the Advisor, Administrator, Distributor, Transfer Agent and Custodian have advised investment Company that they have been actively working on systems to adapt to the euro conversion.

Securities Lending (all Funds). The Funds may lend portfolio securities with a value of up to 33-1/3% of each of their total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time. A Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

Futures Contracts and Options on Futures (all Funds except Money Market). For hedging purposes, including protecting the price or interest rate of a security that a Fund intends to buy, a Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

Options on Securities and Securities Indices (all Funds except Money Market). The Funds may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of a Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, a Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

The Funds may purchase or sell options on securities indices that are comprised of securities in which the Funds may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

Cash Reserves (all Funds except Money Market). For defensive purposes, the Funds may temporarily invest, without limitation, in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by a Fund will decline, and thereby possibly cause its yield to decline as well.

American Depository Receipts (ADRs) (S&P 500 Index, Matrix Equity, Small Cap, Special Equity, Aggressive Equity, Growth and Income, International Growth Opportunities, Emerging Markets and Active International) and European Depository Receipts (EDRs) (International Growth Opportunities, Emerging Markets and Active International). The Funds may invest in securities of foreign issuers in the form of ADRs, EDRs and similar instruments, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs, in registered form, are designed for use in the US securities markets, and EDRs are issued for trading primarily in European securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

Warrants (Small Cap, Matrix Equity, Special Equity, Aggressive Equity, Growth and Income, Emerging Markets and Active International). The Funds may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company.

Convertible Securities (Growth and Income, Small Cap, Aggressive Equity, High Yield Bond, Special Equity, Emerging Markets and Active International). The Funds may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Interest Rate Swaps (Bond Market, High Yield Bond, Yield Plus and Intermediate). The Funds may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by a Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

Mortgage-Backed Security Rolls (Bond Market, High Yield Bond, Yield Plus and Intermediate). The Funds may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, a Fund will sell a mortgage security to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

Preferred Stocks (All Funds except Money Market, High Yield Bond and Yield
Plus). Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to call or redeem the stock. The rights to payment of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

Foreign Government Securities (International Growth Opportunities, Emerging Markets and Active International). Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. Neither Fund will invest a material percentage of its assets in sovereign debt.


Equity Swaps (All Funds except Money Market, Yield Plus, Intermediate, High Yield Bond and Bond Market). Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will cause the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines.


Foreign Currency Transactions (Bond Market, High Yield Bond, Yield Plus and Intermediate). The Funds may engage in foreign currency transactions as described below. The US dollar value of assets held by a Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. The Funds will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The Funds may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect a Fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The Funds may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause a Fund to lose the premium it paid and its transaction costs.

Foreign Currency (International Growth Opportunities, Emerging Markets and Active International). The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Emerging Markets and Active International Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way. See "Risk Factors -- Futures Contracts and Options on Futures" for further discussion of the risks associated with such investment techniques.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Funds will not speculate in foreign security or currency options or futures or related options.

The Funds may not hedge their positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Neither Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 10% of the value of its assets committed to such contracts. Neither Fund will enter into a forward contract with a term of more than one year.

Emerging Markets (International Growth Opportunities, Emerging Markets and Active International Funds). The Fund may invest in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's Advisor to have a developing or emerging economy or securities market. The Fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the Fund invests will be expanded over time as the stock markets in other countries evolve. In determining securities in which to invest, the Advisor will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

Special Situations (High Yield Bond, International Growth Opportunities and Emerging Markets). The Fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the Fund's capital appreciation potential. These investments are generally illiquid. The Fund will invest no more than 15% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. The Fund is not likely to hold illiquid securities initially. However, due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

High Risk, High Yield Bonds (High Yield Bond). The Fund may invest in debt securities rated less than BBB- by S&P or Baa by Moody's, or in unrated securities judged by the Advisor to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks than investment-grade bonds, in that they are especially subject to adverse changes in general economic conditions and, in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and D the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." For additional risk associated with high yield bonds, please see "Certain Risk Factors - High Yield Bonds" in this Prospectus.

Investment-Grade Bonds (all Funds). The Fund may invest in corporate notes and bonds which are rated investment-grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, are determined by the Advisor to be of comparable quality. Investment-grade securities include securities rated Baa3 by Moody's or BBB- by S&P (and securities of comparable quality), which securities have speculative characteristics. Please see the Statement of Additional Information for a description of the securities ratings of debt instruments and commercial paper.

Total Rate of Return Swaps (All Funds except Money Market and Yield Plus). The Fund may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines.

Debt Securities (all Funds). The Funds may also invest temporarily in investment grade debt securities for defensive purposes. The Funds may invest in convertible debt securities. Please see the Statement of Additional Information for a description of securities ratings.


Real Estate Investment Trusts (Active REIT Fund). Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements. Investments in equity and mortgage REITs are subject to different risk factors. See "Risk Factors."

Real Estate-Related Industries (Active REIT Fund). In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.


Purchase of Other Investment Company Funds (all Funds). To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each Fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies.

The S&P 500 Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

The Lehman Brothers Aggregate Bond Index. The Bond Fund will measure its performance against the Lehman Brothers Aggregate Bond Index (the "LBAB Index"). The Fund also intends to maintain an average maturity and duration similar to that of the LBAB Index. The duration of the LBAB Index as of August 31, 1998 was
4.6 years. The LBAB Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The LBAB Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All in the LBAB Index issues have at least one year to maturity and an outstanding par value of at least $100 million.

The Russell 2000(R) Index. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is composed of 3,000 large US companies, as determined by market capitalization, representing approximately 98% of the total US equity market. The purpose of the Russell 2000 Index is to provide a comprehensive representation of the investable US small-capitalization equity market. The average market capitalization is $700 million.

The Lehman Brothers Intermediate Government/Corporate Bond Index ("LBIGC Index"). The Intermediate Fund will measure its performance against, and also intends to maintain an average maturity and duration similar to that of, the LBIGC Index. The LBIGC Index is a subset of the Lehman Brothers Government/Corporate Bond Index and it comprises all securities that appear in this Index limited to those with maturities ranging from one to ten years only. The LBIGC Index includes the Government and Corporate Bond Indices. The LBIGC Index includes fixed rate debt issues rated investment-grade or higher by Moody's, S&P or Fitch, in that order. All issues in the Index have at least one year to maturity and an outstanding par value of at least $100 million.

The MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Prospectus. Countries may be added to or deleted from the list.

S&P REIT Index. S&P launched the S&P REIT (Real Estate Investment Trust) Index on June 26, 1997; modeled after the other highly regarded S&P Indexes. The S&P REIT index consists of 100 REIT's and covers more than 80% of the securitized real estate market. Each REIT security is carefully screened to insure proper liquidity. Issues have to be traded on major US stock exchange to qualify and must have a market value of at least $100 million. In addition to requiring a high level of liquidity, Standard & Poor's also insists upon stringent financial fundamentals for REIT's chosen to be in the Index. Specifically, in order to qualify, a REIT must demonstrate a strong level of earnings performance and a consistent record of paying dividends. The index is comprised of three major types of REITS: equity, mortgage and hybrid. The index also reflects the property distribution of the REIT marketplace. Roughly 25% of the REIT's in the index are invested in retail properties such as shopping malls, strip malls, and outlet centers. Another 23% of the index is in REIT's tied to residential properties, such as apartment buildings. Almost 16% of the index in securities invested is in industrial and office complexes.

Lehman Brothers High Yield Bond Index. The High Yield Bond Fund will measure its performance against the Lehman Brothers High Yield Bond Index (the "Index"). The duration of the Index as of August 31, 1998 was 4.8 years. The Index includes fixed rate, public nonconvertible, noninvestment-grade issues registered with the SEC that are rated Ba1 or lower by Moody's Investors Service ("Moody's"). If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's Rating Group (S&P"), or by Fitch's Investors Service ("Fitch") if an S&P rating is unavailable. A small number of unrated bonds is included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

Russell Special Small Company Index. The RSMALL Index is comprised of the largest 3,000 US securities based on market capitalization (the securities comprising the Russell 3000(R) Index), excluding all securities in the S&P 500 Index. The small capitalization segment of the RSMALL Index ranges from approximately $25 million to $3 billion in capitalization and represents about 40% of the RSMALL Index's total capitalization weight. The mid-capitalization segment's capitalization range is approximately $3 billion to $25 billion, and makes up the remaining 60% of the RSMALL Index's cap weight. The capitalization weightings of the Fund will reflect the composition of the benchmark.


                                  RISK FACTORS

Futures and Options Contracts. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include:
(1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

Foreign Investments. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls, and currency fluctuations during the settlement period.

Foreign Securities. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to additional risks. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Foreign Currency. A Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. The Fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

High Yield Bonds. (High Yield Bond Fund) During periods of economic uncertainty, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition the growth of the market for lower rated debt securities paralleled a long economic expansion. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The Advisor will seek to reduce the risks associated with investing in such securities by the depth of its own credit analysis. Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund that invests in lower-rated securities before making an investment. For additional information, please refer to the Fund's SAI.

Asset-Backed Securities. The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement, and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and the Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments.

Mortgage-Backed Security Rolls. There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

Real Estate Investments. Real estate investments are sensitive to conditions affecting the real estate industry, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants, rental income issues and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trust, while mortgage real estate investment trusts may be affected by the quality of any credit extended. Moreover, the underlying portfolios of equity and mortgage real estate trusts may not be diversified, and are therefore subject to the risk of financing a single or a limited number of projects. Such trusts are also dependent upon management skills and are subject to heavy cash flow dependence, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. The value of securities of companies which service the real estate industry may also be affected by these risks.


LIFE SOLUTIONS FUNDS: SPECIAL RISK FACTORS


Investing in Underlying Funds. The investments of each Life Solutions Fund are concentrated in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved. For information about the investment objectives, techniques and risks involved in of each of the Underlying Funds, please refer to "Description of the Underlying Funds" below, the Appendix to this Prospectus and the SAI.

Affiliated Persons. SSgA and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. The Trustees believe they have structured the Life Solutions Funds to avoid these concerns. If a situation arises that may result in a conflict, the Trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

Investment Practices of Underlying Funds. In addition to their principal investments, certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities, enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices. All Life Solutions Funds may invest in Underlying Funds that in turn invest in international securities or emerging markets and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk. For more details, see "Description of the Underlying Funds," the Appendix and the SAI.


                         PORTFOLIO MATURITY AND TURNOVER


Money Market Fund. This Fund must limit investments to securities with remaining maturities of 397 days or less (or as otherwise provided in Rule 2a-7 of the 1940 Act), as calculated in accordance with Rule 2a-7, and must maintain a dollar-weighted average maturity of 90 days or less. This Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous.

S&P 500 Index Fund. Ordinarily, securities will be sold from the Fund only to reflect certain changes in its benchmark index (including mergers or changes in the composition of the index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the benchmark index. Accordingly, the turnover rate for the Fund is not expected to exceed 50%, a generally lower turnover rate than for most actively managed investment companies.

Bond Market, High Yield Bond, Yield Plus and Intermediate Funds. Because these Funds will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income, the Funds may be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their assets on a long-term basis. Portfolio turnover rates cannot be predicted, but it is anticipated that the Funds will generally not exceed the following rates (excluding turnover of securities having a maturity of one year or less):

     o Bond Market--566% (This higher than average turnover rate is not expected to materially affect the Fund's performance.)

     o    High Yield Bond--250%

     o    Yield Plus--100-300%

     o    Intermediate--250%


Matrix, Small Cap, Special Equity, Active REIT, Aggressive Equity, Growth and Income, International Growth Opportunities, Emerging Markets and Active International Funds. Portfolio turnover rates cannot be predicted, but it is anticipated that these Funds will generally not exceed the following rates:

     o    Matrix Equity--150%

     o    Small Cap--200%

     o    Special Equity--200%

     o    Active REIT--50%

     o    Aggressive Equity--200%

     o    Growth and Income--50%

     o    International Growth Opportunities--100%

     o    Emerging Markets--30%

     o    Active International--60%


Life Solutions Funds. Each Life Solutions Fund's turnover rate should not exceed 100% annually. A Life Solutions Fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage limits described above. For information on the portfolio turnover rates of the Underlying Funds, please see the SAI.

A high turnover rate (over 100%) may: (1) increase transaction expenses which may adversely affect a Fund's performance; and (2) result in increased brokerage commissions custodian fees and other transaction costs, and the possibility of realized capital gains or losses.

The Advisor's sell discipline for the International Growth Opportunities, Emerging Markets and Active International Funds' investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The Funds may effect portfolio transactions with or through State Street Brokerage Services, Inc., an affiliate of the Advisor, when the Advisor determines that the Funds will receive competitive execution, price and commissions.

Life Solutions Performance: The Underlying Funds. The following chart shows the average annual total returns for each of the Underlying Funds in which the Life Solutions Funds may invest for the most recent one-, five- and ten-year periods (or since inception if shorter) and the 30-day yields for income-oriented funds, for the period ended August 31, 1998.


------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
                          Net                                                                       7-day Yield for   30-day Yield
                          Assets as of                                                  Since         period ended     for period
                          8/31/98           Inception    1 Yr.     3 Yr.      5 Yr.     Inception       8/31/98       ended 8/31/98
 Underlying Fund          (000)             Date         (%)       (%)        (%)       (%)               (%)              (%)
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 S&P 500 Index                  $1,615,913     12/30/92      7.91     21.50      17.99     17.31        --               --
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 Matrix Equity                     445,077     05/04/92      2.09     18.67      15.70     15.74        --               --
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 Small Cap                         344,630     11/23/94    (22.32)     9.12      11.91     13.56        --               --
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 Special Equity                     13,146     05/01/98     --        --         --       (28.30)       --               --
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 Active REIT                        18,458     05/01/98     --        --         --       (17.99)       --               --
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 Growth and Income                 111,626     09/01/93     10.93     21.09      16.89     16.89        --               --
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 Active International               76,565     03/07/95     (9.50)    (0.92)     --         1.66        --               --
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 Emerging Markets                  206,370     03/01/94    (45.36)   (12.14)     --        (7.49)       --               --
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 International Growth
 Opportunities
                                    22,966     05/01/98     --        --         --       (15.80)       --               --
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 Bond Market                       190,151     02/07/96      9.86     --         --         6.54        --               5.44
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 Intermediate                       76,691     09/01/93      8.64      6.90       5.36      5.36        --               5.16
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 High Yield Bond                    11,908     05/05/98     --        --         --        (0.59)       --               7.57
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 Yield Plus                        672,465     11/09/92      5.40      5.60       5.29      5.04        --               5.54
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 Money Market                    5,477,326     05/02/88      5.41      5.35       4.98      5.80        5.35             5.30
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------
 Government Money Market           945,897     03/01/91      5.33      5.26       4.89      4.68        5.20             5.18
------------------------- ----------------- ------------ --------- ---------- --------- ----------- ---------------- ---------------


The performance data relating to the Underlying Funds set forth above is not, and should not be viewed as, indicative of the future performance of either the Underlying Funds or the Life Solutions Funds.


                           DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income as follows:



  ----------------------------- ---------------------- ----------------------------------
   Fund                          Dividends Declared     Dividends Paid
  ----------------------------- ---------------------- ----------------------------------
   Money Market                  Daily                  Last business day of each month
  ----------------------------- ---------------------- ----------------------------------


                                      -63-

  ----------------------------- ---------------------- ----------------------------------
   Yield Plus                    Daily                  Last business day of each month
  ----------------------------- ---------------------- ----------------------------------
   High Yield Bond               Quarterly              Quarterly
  ----------------------------- ---------------------- ----------------------------------
   Bond Market                   Quarterly              Quarterly
  ----------------------------- ---------------------- ----------------------------------
   Matrix Equity                 Quarterly              Quarterly
  ----------------------------- ---------------------- ----------------------------------
   S&P 500 Index                 Quarterly              Quarterly
  ----------------------------- ---------------------- ----------------------------------
   Growth and Income             Quarterly              Quarterly
  ----------------------------- ---------------------- ----------------------------------
   Intermediate                  Quarterly              Quarterly
  ----------------------------- ---------------------- ----------------------------------
   Active REIT                   Monthly                Monthly
  ----------------------------- ---------------------- ----------------------------------
   Aggressive Equity             Annually               Annually
  ----------------------------- ---------------------- ----------------------------------
   Special Equity                Annually               Annually
  ----------------------------- ---------------------- ----------------------------------
   Small Cap                     Annually               Annually
  ----------------------------- ---------------------- ----------------------------------
   International Growth          Annually               Annually
   Opportunities
  ----------------------------- ---------------------- ----------------------------------
   Emerging Markets              Annually               Annually
  ----------------------------- ---------------------- ----------------------------------
   Active International          Annually               Annually
  ----------------------------- ---------------------- ----------------------------------
   Life Solutions Income and     Annually               Annually
   Growth
  ----------------------------- ---------------------- ----------------------------------
   Life Solutions Balanced       Annually               Annually
  ----------------------------- ---------------------- ----------------------------------
   Life Solutions Growth         Annually               Annually
  ----------------------------- ---------------------- ----------------------------------


The Board of Trustees intends to declare capital gain distributions annually, generally in mid-October. Distributions will be declared from net short- and long-term capital gains, if any. It is intended that an additional distribution may be declared and paid in December if required for the Funds to avoid the imposition of a 4% federal excise tax on undistributed capital gains. The Money Market Fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

In addition, the Life Solutions Funds receive capital gain distributions from the Underlying Funds. Capital gain distributions may be expected to vary considerably from time to time.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, or if a check remains uncashed for at least six months, the cash election will be changed automatically and the future dividends and other distributions will be reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks shall be cancelled and the amounts will be reinvested in the relevant Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Except for the Money Market Fund, any dividend or capital gain distribution paid by a fund shortly after a purchase of shares will reduce the per share net asset value of a fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

Distribution Option. Investors can choose from four different distribution options as indicated on the account Application:

     o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

     o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

     o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

Please note that dividends will not be paid until the last business day even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

Dividends which are declared daily and paid monthly will wire (if that option is elected) the proceeds to a pre-designated bank on the first business day of the following month in which the dividend is payable. Investors should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the Automatic Clearing House ("ACH") are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

Dividends which are declared either quarterly or annually may transmit (if that option is elected) the proceeds by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. Proceeds from a dividend or capital gains will not be wired b federal funds to a bank.


                                      TAXES


The following discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in a Fund with the investor's tax advisor.

Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, no Fund will be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the Funds' net investment income and net capital gain.

Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares. The Life Solutions Funds may incur additional capital gains on the sale of their investments in the Underlying Funds if the Life Solutions Funds rebalance their portfolios.

Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of capital gain dividends received with respect to such shares.

With respect to the Money Market Fund, no capital gain or loss is anticipated because the Fund seek to maintain a stable $1.00 per share net asset value.

Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed. Shareholders of the Fund will also be advised of the percentage, if any, of the dividends by the Fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign Income Taxes (International Growth Opportunities, Emerging Markets and Active International only). Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The

United States has entered into tax treaties with many foreign countries which would entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on a Fund. A Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, a Fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by a Fund. The Fund may be subject to certain holding period requirements relative to securities held in order to take advantage of this credit. If the Foreign Election is made, shareholders would include in their gross income both dividends received from a Fund and foreign income taxes paid by a Fund. Shareholders of a Fund would be entitled to treat the foreign income taxes withheld as a credit against their United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, shareholders could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that a Fund will qualify to make the Foreign Election; however, a Fund cannot be certain that it will be eligible to make such an election or that any particular shareholder will be eligible for the foreign tax credit.


                            VALUATION OF FUND SHARES


Net Asset Value Per Share. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent. The Funds determine net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). Except for the Money Market Fund, a business day is one on which the New York Stock Exchange is open for business.

The Money Market Fund determines net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange or Boston Federal Reserve are open for business.

Valuation of Money Market Fund Securities. The Money Market Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Valuation of Non-Money Market Fund Securities. With the exceptions noted below, the Funds value portfolio securities at "market value." This generally means that the equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale, best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities. Some international securities trade on days that the Fund is not open for business. As a result, the net asset value of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Fund shares.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that amortized cost does not represent their market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.


                             PURCHASE OF FUND SHARES


Minimum Initial and Subsequent Investments and Account Balance. Each Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250 and the S&P 500 Index Fund for which the minimum investment is $10,000. Subsequent investments must be at least $100. An investment in a Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 (or less than $10,000 in the S&P 500 Index Fund) as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring the account balance to the required minimum may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirement of the S&P 500 Index Fund. The Fund reserves the right to reject any purchase order. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

Offering Dates and Times. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. With the exceptions noted below, purchase orders in good form (described below) and payments for Fund shares in Federal funds (or converted to Federal funds) must be received by the Transfer Agent prior to 4 p.m. Eastern time to be effective on the date received. If the Servicing Agent or broker-dealer has a signed selling agreement with the SSgA Funds, trades may be placed for trade date and payment made within 5 business days to be effective. With respect to the Yield Plus Fund, purchase orders which are accepted: (1) prior to 12 noon Eastern time will purchase shares based on that day's closing net asset value and earn the dividend declared on the date of purchase; and (2) at or after 12 noon Eastern time will purchase shares based on that day's closing net asset value and earn the dividend determined on the next day.

The Funds reserve the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4 p.m. Eastern time.

Order and Payment Procedures. There are several ways to invest in the Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write:
SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317.

Mail. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:


        Regular Mail:                     Registered, Express or Certified Mail:
        SSgA Funds                        SSgA Funds
        P.O. Box 8317                     2 Heritage Drive
        Boston, MA  02266-8317            North Quincy, MA  02171

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

Telephone Exchange Privilege. Subject to each Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder.


With respect to the Funds offered through this prospectus, management believes that market timing strategies may be disruptive. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that a Fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each Fund reserves the right to terminate or modify the exchange privilege in the future.


Federal Funds Wire. An investor may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

2.   Instructing the wiring bank to wire federal funds to:

     State Street Bank and Trust Company
     225 Franklin Street, Boston, MA  02110
     ABA #0110-0002-8
     DDA #9904-631-0
     SSgA (Name of Fund) Fund(s)
     Account Number and Registration
     Dollar Amount Per Account (if one wire is to cover more than one purchase)

Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

Automatic Investment Plan. Once the initial investment has been made, investors may make subsequent investments of at least $100 monthly, quarterly or annually by direct deposit through Automatic Clearing House ("ACH") by completing the appropriate section of the Application and attaching a voided personal check. Investors may make subsequent investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may elect this option on the Application and call the Customer Service Department at (800) 647-7327 prior to 3 p.m. Eastern time for additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

Systematic Exchange. The Funds offer the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.

Third Party Transactions. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.

In-Kind Exchange of Securities. The Advisor may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $10 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.


                            REDEMPTION OF FUND SHARES


Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. If Fund shares were purchased by check or an automatic investment program ("AIP") and the shareholder elects to redeem shares within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. The Fund will generally postpone sending redemption proceeds from such investment until the Fund can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. With respect to the Yield Plus Fund, a dividend will be paid on shares redeemed if the redemption request is received by State Street after 12 noon Eastern time. Redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend. With respect to the Money Market Fund, no dividends will be paid on shares on the date of redemption.

Unless otherwise noted, redemption requests must be received prior to 4 p.m. Eastern time in order be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day and receive the dividend as of the day the redemption request was originally made by the underlying shareholder.

Checkwriting Service (Money Market Fund only). If investors have authorized the check writing feature on the Application and have completed the signature card, they may redeem shares in their account, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per Fund to establish this feature, and investors may write an unlimited number of checks provided that the account minimum of $1,000 per Fund is maintained.

Cash Sweep Program (Money Market and Yield Plus Fund only). Money managers of master trust clients may participate in a cash sweep program to automatically invest excess cash in the Money Market, Government or Yield Plus Funds. A money manager must select the Fund, give authorization to complete the Fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the Fund on a daily basis. Where the Advisor acts as the money manager, the Advisor will receive an advisory fee from the client.

Telephone Redemption. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.

By Wire. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Funds do not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. The wire schedule for the Funds is as follows:

     o Money Market--Requests received via telephone prior to 4 p.m. Eastern time will be sent the same day according to pre-designated instructions.

     o Yield Plus--Requests received prior to 12 noon Eastern time will have the shares redeemed using that day's closing price with the proceeds wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received after 12 noon Eastern time will have the shares redeemed using that day's closing price and the proceeds wired the following business day.

Redemption requests received prior to 12 noon Eastern time for the Yield Plus Fund will not be eligible for that day's interest.

     o All Other Funds--Requests must be received prior to 4 p.m. The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day.

Systematic Withdrawal Plan by Check. Investors with an account balance over $10,000 may make periodic cash withdrawals automatically paid to the investor or to any person designated by the investor. If the checks are returned to the Fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant Fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. Investors may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application and attaching a voided check. Investors may also choose to establish this option with pre-designated withdrawal dates and amounts, if the account balance is over $10,000 or by calling the Customer Service Department at (800) 647-7327, prior to 3 p.m. Eastern time, requesting the withdrawal. Withdrawals by telephone do not require a minimum account balance provided the minimum investment of $1,000 is maintained.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

Check. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS USING THIS METHOD MAY ENCOUNTER DELAYS. IN SUCH EVENT, SHAREHOLDERS SHOULD CONSIDER USING THE MAIL REDEMPTION PROCEDURE DESCRIBED BELOW.

Mail. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

1.   The shareholder's address of record has changed within the past 60 days;

2.   The shareholder is redeeming more than $50,000 worth of shares; or

3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1.   A broker or securities dealer, registered with a domestic stock exchange;

2.   A federal savings, cooperative or other type of bank;

3.   A savings and loan or other thrift institution;

4.   A credit union; or

5.   A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.


          Seller                         Requirements for Written Requests
          Owner of  individual, joint,   o        Letter  of  instruction, signed by all persons
          sole proprietorship,                    authorized to sign for the account stating general
          UGMA/UTMA (custodial                    titles/capacity, exactly as the account is
          accounts for minors) or                 registered; and
          general partner accounts
                                         o        Signature guarantee, if applicable (see above).


          Owners of corporate or         o        Letter of instruction signed by authorized
          association accounts                    person(s), stating capacity as indicated by the
                                                  corporate resolution;

                                         o        Corporate resolution, certified within the past
                                                  90 days; and

                                         o        Signature guarantee, if applicable (see above).


          Owners or trustees of trust    o        Letter of instruction, signed by all trustees;
          accounts
                                         o        If the trustees are not named in the
                                                  registration,  please  provide  a copy of the trust
                                                  document certified within the past 60 days; and

                                         o        Signature guarantee, if applicable (see above).


          Joint tenancy shareholders     o        Letter of instruction signed by surviving
          whose co-tenants are deceased           tenant(s);

                                         o        Certified copy of the death certificate; and

                                         o        Signature guarantee, if applicable (see above).


Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.


                               GENERAL MANAGEMENT


The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.

Advisory Agreement. The Investment Company employs State Street, through its division State Street Global Advisors, to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street Global Advisors is a division of State Street Corporation a publicly held bank holding company. State Street, with over $441 billion (US) under management as of September 30, 1998, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The Advisor, subject to Board supervision, directs the investments of each Fund in accordance with their investment objectives, policies and restrictions. The Fund pays the Advisor a fee, calculated daily and paid monthly, that on an annual basis is equal to a certain percentage of each Fund's average daily net assets, as described on the "Fund Operating Expense" table for each Fund, under "Advisory Fees."

The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds. Each Underlying Fund pays the Advisor a fee, calculated daily and paid monthly, that on an annual basis is equal to a certain percentage of each Underlying Fund's average daily net assets. However, the Advisor has voluntarily agreed to waive or reimburse its fees for certain Underlying Funds. The following table indicates the Advisory fees paid by each Underlying Fund as a percentage of average daily net assets (net of waivers and reimbursements) and the percentage which each Underlying Fund would have paid absent a waiver or reimbursement for the fiscal year ended August 31, 1998:




--------------------------------------------------------------------------------------------------
                                       Advisory Fees (% of Average Daily Net Assets) for the
                                       Fiscal Year Ended August 31, 1998:
--------------------------------------------------------------------------------------------------
                                       Advisory Fee Net of Waivers   Advisory Fee Absent the
 Underlying Fund                       or Reimbursements (%)         Waivers or Reimbursements (%)
--------------------------------------------------------------------------------------------------
 S&P 500 Index                             0.00                          0.10
-------------------------------------- ----------------------------- -----------------------------
 Matrix Equity                             0.46                          0.75
-------------------------------------- ----------------------------- -----------------------------
 Small Cap                                 0.75                          0.75
-------------------------------------- ----------------------------- -----------------------------
 Special Equity                            0.30                          0.75
-------------------------------------- ----------------------------- -----------------------------
 Active REIT                               0.27                          0.65
-------------------------------------- ----------------------------- -----------------------------
 Growth and Income                         0.66                          0.85
-------------------------------------- ----------------------------- -----------------------------
 Active International                      0.46                          0.75
-------------------------------------- ----------------------------- -----------------------------
 Emerging Markets                          0.62                          0.75
-------------------------------------- ----------------------------- -----------------------------
 International Growth Opportunities        0.19                          0.75
-------------------------------------- ----------------------------- -----------------------------
 Bond Market                               0.26                          0.30
-------------------------------------- ----------------------------- -----------------------------
 Intermediate                              0.27                          0.80
-------------------------------------- ----------------------------- -----------------------------
 Yield Plus                                0.25                          0.25
-------------------------------------- ----------------------------- -----------------------------
 High Yield Bond                           0.00                          0.30
-------------------------------------- ----------------------------- -----------------------------
 Money Market                              0.25                          0.25
-------------------------------------- ----------------------------- -----------------------------
 US Gov't Money Market                     0.25                          0.25
-------------------------------------- ----------------------------- -----------------------------
 Life Solutions Balanced                   0.00                          --
-------------------------------------- ----------------------------- -----------------------------
 Life Solutions Growth                     0.00                          --
-------------------------------------- ----------------------------- -----------------------------
 Life Solutions Income and Growth         (0.27)                         --
-------------------------------------- ----------------------------- -----------------------------



The Glass-Steagall Act prohibits a depository state chartered bank such as Advisor from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Advisor in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Advisor has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. The shares offered by this Prospectus are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of December 1, 1998, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

PORTFOLIO MANAGEMENT


Bond Market and Intermediate Funds. Mr. John P. Kirby, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Intermediate and Bond Market Funds. Prior to joining State Street Bank in 1995, Mr. Kirby was an account manager with Lowell, Blake & Associates. Prior to that, Mr. Kirby was a portfolio manager at One Federal Asset Management a Shawmut Bank subsidiary, and at Cambridge Port Savings as an asset/liability risk specialist. He has a BA from Boston college and is a CFA candidate. There are six other portfolio managers working with Mr. Kirby.


High Yield Bond Fund. Mr. Bruce Walbridge, Principal, has been with State Street since March 1987. Before joining the Fixed Income group in July 1993 as a credit analyst, Mr. Walbridge was an assistant portfolio manager in the International Equity group. Prior to the launch of the SSgA High Yield Bond Fund, he managed several domestic bond portfolios including the $4 billion Flagship Government/Corporate Bond Fund. Utilizing his credit analysis background, Mr. Walbridge's focus over the last four and a half years has been on corporate bond analysis and trading. There are three other portfolio managers who assist in managing the Fund.


Yield Plus Fund. Mr. John Reohr, Principal, is the portfolio manager primarily responsible for investment decisions regarding the Fund. Mr. Reohr joined State Street in April 1993 with responsibilities in cash and enhanced cash portfolio management. Mr. Reohr began managing the SSgA Yield Plus Fund in January 1998. Mr. Reohr began his fixed income career in 1983 working for Lehman Brothers' Treasury Trading Desk. Until 1989, Mr. Reohr managed short and intermediate fixed income portfolios for Continental Bank. Since then, Mr. Reohr has also managed government, mortgage, money market and Federal funds arbitrage portfolios for the Federal Home Loan Bank of Boston. He earned his BA in Political Science at Dickinson College and his MBA from the University of Chicago. There are 10 other portfolio managers working with Mr. Reohr.


Matrix Equity Fund. Mr. Theodore G. Gekas is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA Matrix Equity Fund. Mr. Gekas is a Principal of SSgA and has been with the firm since 1995 in the Global Enhanced and Structured Products Groups. Prior to joining SSgA, Mr. Gekas developed asset allocation and forecasting models for the global equity and fixed income markets with Citibank. There are seven other portfolios managers assisting with the management of this Fund.


S&P 500 Index Fund. Mr. James B. May, Principal, has been the lead portfolio manager for this Fund since May 1995. Mr. May has been a portfolio manager in the US Structured Products Group of State Street since January 1994. He served as an Investment Support

Analyst in the US Passive Services Group from 1991 to 1993. He holds a BS in Finance from Bentley College and his MBA from Boston College. There are four other portfolio managers who work with Mr. May in managing the Fund.


Special Equity Fund. Mr. Guy R. Scott, CFA, is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA Special Equity Fund. Mr. Scott has been with State Street Global Advisors ("SSgA") since 1997. Prior to joining the firm, Mr. Scott was a senior vice president and portfolio manager at The Boston Company for seven years. There are four other portfolios managers assisting with the management of this Fund.

Small Cap Fund. Ms. Jennifer Bardsley, Principal, is the portfolio manager primarily responsible for investment decisions regarding the Small Cap Fund. Ms. Bardsley joined State Street in March 1993. She became a member of the Investments Systems Group and moved into the US Active Equities Group in January 1996. She holds BA degrees in Economics and Russian from Middlebury College, and an MS degree in Computer Science from Boston College. There are seven other portfolio managers who work with Ms. Bardsley in managing the Funds.

Active REIT Fund. Mr. David B. Smith, CFA, Principal, joined State Street Global Advisors in 1990. As a senior equity analyst and portfolio manager, he specialized in Real Estate Investment Trusts (REITs). Prior to his current responsibilities, David covered REITs and the financial services market segment, which includes banks, thrifts, insurance companies, credit card businesses, and asset management firms. He also has experience managing portfolios for SSgA. There are two other managers working with Mr. Smith.


Aggressive Equity Fund. Mr. Richard B. Weed, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the Fund. Mr. Weed joined SSgA in November 1995. His responsibilities include research, product development, and portfolio management for the US Active strategy. Mr. Weed joined State Street in March 1994. He holds an MS in Finance and Accounting from the MIT Sloan School of Management, has an MS in Chemical Engineering from Northeastern University, and a BS in Chemical Engineering from Worcester Polytechnic Institute. Mr. Weed is a member of the Boston Security Analysts Society and AIMR. There are seven other portfolio managers who assist in managing the Fund.

Growth and Income Fund. Mr. L. Emerson Tuttle, Principal, is the portfolio manager primarily responsible for investment decisions regarding the Fund and provides investment management services for employee benefit plans and endowments. Mr. Tuttle joined State Street in 1981. From 1987 to 1989, Mr. Tuttle was portfolio manager for Private Client Services at State Street Bank in Zurich, Switzerland. Mr. Tuttle is a 1973 magna cum laude graduate of Yale College, and earned a JD degree magna cum laude from Suffolk Law School. He is a member of the Massachusetts bar and a Chartered Financial Analyst. Mr. Tuttle is also a member of the Boston Security Analysts Society and has 18 years of investment experience. There are four other portfolio managers who work with Mr. Tuttle in managing the Fund.


International Growth Opportunities Fund. Mr. Jeff Davis, CFA, is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA International Growth Opportunities Fund. Mr. Davis, a Principal, Chief Investment Strategist and Senior Portfolio Manager, has been with SSgA since 1992. Mr. Davis left SSgA briefly to serve as Managing Director of Schooner Asset management, a Latin American and Eastern European private equity firm, and returned in 1997 to assume his current role. There are four other portfolios managers assisting with the management of this Fund.


Emerging Markets Fund. Mr. Josh Feuerman, Principal, is the portfolio manager primarily responsible for investment decisions regarding the Fund. Mr. Feuerman joined State Street in 1987. He is a portfolio manager in SSgA's Global Active Equities Group responsible for emerging markets portfolios. He also assists in the marketing of SSgA's equity products to existing and prospective clients as well as to the consultant community. There are seven other portfolio managers who work with Mr. Feuerman in managing the Fund.

Active International Fund. Mr. Robert Rubano, Principal, has been the lead portfolio manager for this Fund since its inception in March 1995. Mr. Rubano has been with State Street since 1990 as a portfolio manager of active international funds. He is a graduate of Boston University's MBA program with concentration in Finance and also holds a BA in Government and Mathematics from Bowdoin College. There are seven other portfolio managers who work with Mr. Rubano in managing the Fund.

SSgA Life Solutions Growth, Income and Growth, and Balanced Funds. Mr. Heydon Traub, CFA, is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA Life Solutions Funds. Mr. Traub is a Principal of SSgA and heads the Global Asset Allocation Group. He has been with the firm since 1987. There are two other portfolios managers assisting with the management of these Funds.


Administration Agreement. Frank Russell Investment Management Company ("FRIMCo" or "Administrator") serves as the Funds' administrator. The Administrator currently serves as investment manager and administrator to 27 mutual funds and 4 qualified insurance mutual fund products with assets of $13.0 billion and $50.9 million, respectively, as of October 31, 1998, and acts as administrator to 22 mutual funds with assets of $15.1 billion as of October 31, 1998.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the Funds' operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds' books and records; (3) arrange the periodic updating of the Funds' prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Funds with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Funds pay the Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets:

     o    All Funds (except Emerging Markets and Active International)

          o    To and including $500 million--.06%;

          o    Over $500 million to and including $1 billion--.05%; and

          o    Over $1 billion--.03%.

     o International Growth Opportunities, Emerging Markets and Active International

          o    To and including $500 million--.07%;

          o    Over $500 million to and including $1 billion--.06%;

          o    Over $1 billion to and including $1.5 billion--.04%; and

          o    Over $1.5 billion--.03%.

The percentage of the fee paid by the each Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fees noted above which are paid by the Investment Company will be reduced by the sum of certain distribution related expenses, up to certain maximum percentages, as follows: (1) 5% from January 1, 1998 to December 31, 1998; and (2) 0% thereafter.

Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

Distribution Services and Shareholder Servicing Arrangements. Pursuant to the Distribution Agreement with Investment Company, the Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the net asset value of shares of the Fund for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the Fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, Global Cash Management and Retirement Investment Services, which includes State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the Fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


                                  FUND EXPENSES


The Funds will pay all of their expenses other than those expressly assumed by the Advisor and the Administrator. The Funds' principal expenses are the annual advisory fee payable to the Advisor and distribution and shareholder servicing expenses. Other expenses include: (1) taxes, if any; (2) expenses for legal, auditing and financial accounting services; (3) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (4) administrative fees; (5) custodian fees; (6) expense of issuing and redeeming Fund shares; (7) the cost of registering Fund shares under federal and state laws; (8) shareholder meetings and related proxy solicitation expenses; (9) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Advisor or any of its affiliates; (10) insurance, interest, brokerage and litigation costs; (11) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (12) other expenses properly payable by the Funds. Certain expenses not directly attributable to any one Fund but applicable to all Funds, such as Trustee fees, insurance, legal and other expenses will be allocated to each Fund based on each Fund's net assets.


                            PERFORMANCE CALCULATIONS


YIELD


Money Market, Yield Plus, Bond Market, High Yield Bond, Active REIT and Intermediate Funds may from time to time advertise their yields. Yield for each Fund is calculated as follows:

Money Market Fund. The yield of the Money Market Fund refers to the income generated by an investment in shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield prescribed by the Securities and Exchange Commission because of the compounding effect of this assumed reinvestment.

From time to time, the Money Market Fund may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.


Bond Market, High Yield Bond, Active REIT, Yield Plus and Intermediate Funds. Yield is calculated by dividing the net investment income per share earned during the most recent 30-day (or one-month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.


TOTAL RETURN


From time to time, each Fund may advertise its total return. The total return of a Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-year, five-year and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data (as applicable to each respective Fund) from Lipper Analytical Services, Inc., IBC's Money Fund Report, Wall Street Journal Score Card, Morningstar, Inc., S&P 500 Index, Russell 2000 Index, MSCI EAFE Index, LBAB Index, Lehman Brothers High Yield Bond Index, S&P REIT Index, Russell Special Small Company Index, MSCI EAFE Index, Lipper Real Estate Funds Average, Consumer Price Index. or other industry publications, business periodicals, rating services and market indices. The Funds may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.


                             ADDITIONAL INFORMATION


Custodian, Transfer Agent and Independent Accountants. State Street holds all portfolio securities and cash assets of the Funds, provides portfolio recordkeeping services and serves as the Funds' transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment advisor. PricewaterhouseCoopers LLP, Boston, Massachusetts, is Investment Company's independent accountants.

Sub-Transfer Agents. The Fund has authorized one or more brokers to accept on its behalf and for its clients only purchase and redemptions orders. These sub-transfer agents are authorized to designate other intermediaries to accept purchase and redemption orders from their clients on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's designee provided that the authorized broker or the broker's designee timely transmits the customer order to the Investment Company.

Reports to Shareholders and Shareholder Inquiries. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling the Distributor at (800) 647-7327.

Year 2000. The services provided to the Investment Company and its shareholders by the Advisor, Administrator, Distributor, Transfer Agent, Custodian and other service providers depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way the dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services, among other services. Although at this time there can be no assurance that there will be no adverse impact on the Investment Company, the Advisor, Administrator, Distributor, Transfer Agent and Custodian have advised the Investment Company that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for the event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. The Investment Company does not expect to incur any material expense in that regard.

Organization, Capitalization and Voting. The Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. The Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law.

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the Fund. Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

Controlling Persons. As of December 1, 1998, the following shareholders owned of record 25% or more of outstanding shares of the stated Funds, and are therefore deemed to be controlling persons of the respective Funds. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Yield Plus Fund

o Stock Performance Index Futures Fund CM18, a fund of State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110-2804 -- 70%.

Growth and Income Fund

o State Street Solutions, State Street Bank and Trust Company, TTEE, P.O. Box 1389, Boston, MA 02104-1389 -- 32%.

Matrix Fund

o State Street Bank Solutions, State Street Bank and Trust Company, TTEE, P.O. Box 1389, Boston, MA 02104-1389 -- 26%.

Special Equity

o State Street Bank and Trust Company, State Street Retirement Fund, Batterymarch Park 3, 3 Pinehill Drive, Quincy, MA 02169-7422 -- 99%.


Active REIT Fund

o Iceship & Company, State Street Bank and Trust Company, One Enterprise Drive, North Quincy, MA 02171-2126 -- 41%.

Emerging Markets Fund

o Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, CA 94104-4122 -- 53%.

Life Solutions Income and Growth

o State Street Solutions, State Street Bank and Trust Company, TTEE, P.O. Box 1389, Boston, MA 02104-1389--63%.

Life Solutions Balanced Fund

o State Street Solutions, State Street Bank and Trust Company, TTEE, P.O. Box 1389, Boston, MA 02104-1389 -- 60%; and

o Trustees of Alcatel Network, State Street Bank and Trust Company, AO04, One Enterprise Drive, Quincy, MA 02171-2126 --38%.

Life Solutions Growth Fund

o State Street Solutions, State Street Bank and Trust Company, TTEE, P.O. Box 1389, Boston, MA 02104-1389--91%.

               INFORMATION REGARDING STANDARD & POOR'S CORPORATION


"Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by SSgA Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the Fund regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the shareholders of the Fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the Fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR THE SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                        CUSTOMER SERVICE: (800) 647-7327


INVESTMENT ADVISOR, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
One International Place
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109